As filed with the Securities and Exchange Commission on September 16, 2003

                       1933 Act Registration No. 333-55944
                      1940 Act Registration No. 811- 10301

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               /x/
POST-EFFECTIVE AMENDMENT NO. 4

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       /x/
AMENDMENT NO. 5

                        (Check appropriate box or boxes)

                              Ashport Mutual Funds
               (Exact name of registrant as specified in Charter)

                          c/o State Trust Capital, LLC
                           800 Brickell Ave, Suite 103
                                 Miami, FL 33131
                    (Address of Principal Executive Offices)
                                 1-305-921-8100
                         Registrant's Telephone Number,
                              including Area Code:
                                 Jeffrey Cimbal
                            State Trust Capital, LLC
                           800 Brickell Ave, Suite 103
                                 Miami, FL 33131
                     (Name and Address of Agent for Service)
                                    COPY TO:
                             Debra M. Brown, Esquire
                               Brown & Associates
                                  20 Oak Street
                                Beverly, MA 01915

It is proposed that this filing will become effective:
     [x]  immediately upon filing pursuant to Rule 485,paragraph (b)
     [ ]  on _________________ pursuant to Rule 485, paragraph (b)
     [ ]  60 days after filing pursuant to Rule 485, paragraph (a)(1)
     [ ]  on _____ pursuant to Rule 485, paragraph (a)(1)
     [ ]  75 days after filing pursuant to Rule 485, paragraph(a)(2)
     [ ]  pursuant to Rule 485, paragraph(a)(2)

If appropriate, check the following box:
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Ashport Mutual Funds.

ASHPORT MUTUAL FUNDS
--------------------

                              --------------------
                                   PROSPECTUS
                               September 17, 2003
                              --------------------


--------------------------------------------------------------------------------
                                 Large Cap Fund
--------------------------------------------------------------------------------
                               Small/Mid Cap Fund
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                            Global Fixed Income Fund
--------------------------------------------------------------------------------


The Securities and Exchange Commission does not approve or disapprove these securities, or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in any of the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                Table of Contents

        Risk/Return Summary

        Fund Expenses

        Investment Objectives and Policies

        Additional Investment Policies

        Investment Adviser

        Purchases and Redeeming Fund Shares

        Net Asset Value

        Classes of Fund Shares

        Dividend and Distribution Information

        Taxes

        Financial Highlights

        Privacy Information Statement

        For More Information

This Prospectus contains important information you should know before investing in any Fund as a shareholder. This information is arranged into different sections for easy reading and future reference. Each Fund is a diversified, open-end investment company. To obtain more information about the Funds, please refer to the back cover of this Prospectus.

RISK/RETURN SUMMARY
Principal Investment Objectives and Strategies

          Large Cap Fund
     The investment objective of the Large Cap Fund is to achieve long-term growth of capital. The Fund seeks to achieve its objective by investing in common stock, securities convertible into common stock and other equity securities of large capitalized companies with market capitalization of over 10 billion. The Adviser selects specific stocks that they believe have the potential for strong sales, earnings growth and capital appreciation. The Fund takes a long-term view of each stock it buys, holding each company until its long-term growth potential no longer meets the Fund's requirements. The Adviser uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and when to sell them for this Fund. The Fund may also invest in non-U.S. securities.

     Like any investment, an investment in the Fund is subject to risk and you could lose money. While the Fund's goal is to provide long-term growth of capital, the value of the Fund's assets could decline. By virtue of investing in equity securities, there is the potential for price volatility. The equity markets move in cycles and this may cause the value of the Fund's equity securities to fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry trends and developments. This Fund is subject to the risk that its market segment, securities of large cap companies may underperform other market segments or the equity markets as a whole.

The following chart and table illustrate the risk by showing variability of the Fund's returns by showing the rate of return from year to year and how annual returns for 1 calendar year and since inception compare to those of the S&P Barra Growth Composite Index, which is a broad measure of market performance. The Fund's past performance is not necessarily an indication of how it will perform in the future.

[BAR CHART]

2002    -28.80%
2003    Life of the Fund (from 12/20/01-5/30/03) -12.13%

     During the 1 year period shown in the bar chart for Class A shares, the highest return for a quarter was 13.60% (quarter ending 12/31/02 ) and the lowest return for a quarter was -26.48% (quarter ending 9/30/02). The Fund's fiscal year end is November 30. The return from 12/1/02-5/30/03 was -9.91%.

     The annual returns referenced in the bar chart do not include sales charges. If sales charges were included, the annual returns would be lower than those shown. As of the date of this prospectus, Class C Shares of the Funds have not had a full year of performance.

================================================================================
                         FOR THE CALENDAR YEAR
 AVERAGE ANNUAL TOTAL    ENDED DECEMBER 31,      FROM INCEPTION ON
       RETURNS           2002                   12/20/01 TO 5/30/03+

                              PAST YEAR
================================================================================
LARGE CAP FUND CLASS A
  RETURN BEFORE TAXES           -28.805%                -12.13%
================================================================================
LARGE CAP FUND CLASS A
RETURN AFTER TAXES ON
    DISTRIBUTIONS               -28.805%                -12.13%
================================================================================
LARGE CAP FUND CLASS A
RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE
    OF FUND SALES               -28.805%                -12.13%
================================================================================
S&P BARRA GROWTH INDEX*         -24.517%               _-13.530%
================================================================================

+ Annualized.
* The S & P 500(R) Barra Growth & Value Index is designed to track two of the predominant investment styles in the U.S. equity market. The returns for the S&P 500 do not include any sales charges, fees, or other expenses.

After tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In this instance, the Fund produced a capital loss. All taxes were paid at the Fund level. Furthermore, there were no distributions throughout the year.

Actual after-tax returns may differ depending on an investor's tax situation. Thus, the tax impact may be different than shown. Ashport is a multiple class fund. The returns are shown for one class of the Fund. Thus, actual returns may differ.

The Fund's shares are sold with a load fee. Load fees are not reflected in the chart. If shown, the return would be lower.

          Small/Mid Cap Fund

     The investment objective of the Small/Mid Cap Fund is to achieve above-average total return, consistent with reasonable risks. The Fund seeks to achieve its objective by investing primarily in common stock and other equity securities of "small and mid-capitalization companies (with market capitalization between 300 million and 10 billion). The Adviser selects specific stocks that they believe are currently undervalued using certain financial measurements, such as their price-to-earnings ratios, dividend income potential, and earnings power. The Adviser uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may invest in non-U.S. securities.

     This Fund's investment objective causes it to be riskier than other funds and you could lose money. You should not invest in this Fund if your principal objective is assured income or capital preservation. This Fund is subject to the risk that its market segment, securities of small and mid cap companies may underperform other market segments or the equity markets as a whole. The Fund may invest in non U.S. investments which may be riskier than U.S. investments due to changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States and foreign controls on investment.

The following chart and table illustrate the risk by showing variability of the Fund's returns by showing how the rate of return for the last year and the year to date information compare to those of the S&P Mid Cap 400 Index, which is a broad measure of market performance. The Fund's past performance is not necessarily an indication of how it will perform in the future.

[BAR CHART]

2002  -4.077%
2003  Life of the Fund (from 12/20/01-5/30/03) -2.30%

     During the periods shown in the bar chart for Class A shares, the highest return for a quarter was 5.51 % (quarter ending 3/31/02) and the lowest return for a quarter was -8.42 % (quarter ending 9/30/02). The Fund's fiscal year end is November 30. The return from 12/1/02-5/30/03 was -1.92%.

     The annual returns referenced in the bar chart do not include sales charges. If sales charges were included, the annual returns would be lower than those shown.

================================================================================
                         FOR THE CALENDAR YEAR
 AVERAGE ANNUAL TOTAL    ENDED DECEMBER 31,      FROM INCEPTION ON
       RETURNS           2002                    12/20/01 TO 5/30/03+
================================================================================
  SMALL/MIDCAP FUND
       CLASS A
 RETURN BEFORE TAXES            -4.077%                 -2.302%
================================================================================
  SMALL/MID CAP FUND
       CLASS A
RETURN AFTER TAXES ON
    DISTRIBUTIONS               -4.077%                 -2.302%
================================================================================
  SMALL/MID CAP FUND
       CLASS A
RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE
    OF FUND SHARES              -4.077%                 -2.302%
================================================================================
    S&P MID-CAP 400            -15.447%                 -4.658%
================================================================================
+ Annualized.

     *The S & P 400(R) is the Standard & Poor's Composite Index of 400 Stocks, a widely recognized, unmanaged index of common stock prices. The returns for the S&P 400 do not include any sales charges, fees or other expenses. The returns for the Fund reflect the maximum applicable sales charges currently in effect.

After tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In this instance, the Fund produced a capital loss. All taxes were paid at the Fund level. Furthermore, there were no distributions throughout the year.

Actual after-tax returns may differ depending on an investor's tax situation. Thus, the tax impact maybe different than shown. Ashport is a multiple class fund. The returns are shown for one class of the Fund. Thus, actual returns may differ.

The Fund's shares are sold with a load fee. Load fees are not reflected in the chart. If shown, the return would be lower.


          Global Fixed Income Fund


     The objective of the Fund is to achieve high income and capital appreciation consistent with reasonable risk. This Fund seeks to achieve its objective by investing principally in debt securities of issuers located in the United States and outside of the United States. Investment in debt securities of issuers located outside the United States will normally vary between 30% and 80% of the Fund's total assets. Debt securities include convertible and non-convertible debt securities of foreign and domestic companies. These investments will include debt securities of both well-known and established and new and lesser known companies. The Fund invests primarily in securities of issuers located in economically developed countries. Securities may be denominated in major foreign currencies, baskets of foreign currencies (such as the euro), or the U.S. dollar. The Fund may hedge its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The Fund invests primarily in investment grade securities, but may invest up to 20% of its total assets in high yield securities ("junk bonds") rated "B" or higher by Moody's or S&P, or if unrated, determined by the Adviser to be of comparable quality. The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities.


     The Adviser seeks to manage the maturities of the securities in the portfolio in response to the anticipation of the movement of interest rates and relative yields. The Adviser uses its own fundamental research, computer models and proprietary measures of bond and maturity selection in managing this Fund by allocating assets across different market sectors and maturities. Other factors include analyzing a security's structural features and current pricing, trading opportunities, and the credit quality of its issuer to select investments.

     While the Fund seeks investments that will satisfy its investment objective, the investments could decline in value and you could lose money. The principal risks of investing in this Fund are the following possibilities:
     o Interest rate risk, which relates to changes in the value of the bonds as interest rates change;
     o Credit risk, which is the risk that the issuer will not make the interest or principal payments;
     o Prepayment risk, which is the risk that issuers may prepay principal earlier than scheduled at a time when interest rates are lower; and
     o    Risks of political, social and economic developments
     o Foreign investment risk, which is the risk that foreign securities may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies
     o Currency risk, which is the risk that those currencies will decline in value relative to the U.S. dollar
     o Exposure risk, which is the risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the Fund could gain or lose on an investment
     o Hedged; exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

     As interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. During periods of particularly volatile market conditions, the Fund may not be able to buy or sell securities at favorable prices and the fund may experience losses.

The following chart and table illustrate the risk by showing variability of the Fund's returns by showing how the rate of return for the period compare to those of the Lehman Brothers Aggregate Bond Index, which is a broad measure of market performance. PRIOR TO SEPTEMBER 17, 2003 THE FUND WAS KNOWN AS THE FIXED INCOME FUND AND WAS MANAGED UNDER DIFFERENT INVESTMENT POLICIES. THE FUND'S PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.

[BAR CHART]

2002  -2.32%
2003  Life of the Fund (from 12/20/01-5/30/03)  -1.88%

     During the period shown in the bar chart for Class A shares, the highest return for a quarter was 2.59% (quarter ending 6/30/02) and the lowest return for a quarter was -2.69% (quarter ending 3/31/02). The Fund's fiscal year end is November 30. The return from 12/1/02-5/30/03 was 1.77%


     The annual returns referenced in the bar chart do not include sales charges. If sales charges were included, the annual returns would be lower than those shown.

================================================================================
                          FOR THE CALENDAR YEAR
  AVERAGE ANNUAL TOTAL    ENDED DECEMBER 31,      FROM INCEPTION ON
        RETURNS           2002                    12/20/01 TO 5/30/03+
================================================================================
  GLOBAL FIXED INCOME
      FUND CLASS A
  RETURN BEFORE TAXES            -2.232%                  -1.88%
================================================================================
GLOBAL FIXED INCOME FUND
        CLASS A
 RETURN AFTER TAXES ON
     DISTRIBUTIONS               -2.232%                  -1.88%
================================================================================
  GLOBAL FIXED INCOME
          FUND
        CLASS A
  RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE
     OF FUND SHARES              -2.232%                  -1.88%
================================================================================
    LEHMAN BROTHERS
 AGGREGATE BOND INDEX*           11.725%                 13.987%
================================================================================

+ Annualized.
     * The Lehman Brothers Aggregate Bond Index is a widely recognized measure of the entire taxable U.S. bond market. The Index consists of more than 5,000 U.S. Treasuries, federal agency, mortgage-backed , and investment grade corporate securities, with a total market value exceeding $4 trillion. The returns for the Lehman Brothers Aggregate Bond Index do not include any sales charges, fees or other expenses. The returns for the Fund reflect the maximum applicable sales charges currently in effect.

After tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In this instance, the Fund produced a capital loss. All taxes were paid at the Fund level. Furthermore, there were no distributions throughout the year.

Actual after-tax returns may differ depending on an investor's tax situation. Thus, the tax impact maybe different than shown. Ashport is a multiple class fund. The returns are shown for one class of the Fund. Thus, actual returns may differ.

The Fund's shares are sold with a load fee. Load fees are not reflected in the chart. If shown, the return would be lower.

Fees, Charges And Expenses

     Shareholder Transaction Expenses

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

     Shareholder Fees (fees paid directly from your investment)

                                                          Class A        Class C

     Maximum Sales Charge Imposed on purchases            4.75%          1.00%
     (as a percentage of offering price)

     Maximum sales charge (load) Imposed on Reinvested    None           None
     Dividends (as a percentage of net assets)

     Maximum deferred sales charge (as a percentage of    None           None
     original purchase price or redemption proceeds, as applicable)

     Redemption Fee (as a percentage of amount
     redeemed, if applicable) *                           None           None

     Exchange Fee                                         None           None

     *Wire charges may apply to redemptions by wire. See details under the redemption section.

     Annual Fund Operating Expenses (expenses deducted from Fund assets)*

Large Cap Fund Class A
----------------------
Management Fee                               1.25%
Distribution (12b-1) and Service Fees(a)      .25%
Other Expenses(b)                            1.08%
TOTAL ANNUAL FUND OPERATING EXPENSES(c)      2.58%

Large Cap Fund Class C
----------------------
Management Fee                               1.25%
Distribution (12b-1) and Service Fees(a)     1.00%
Other Expenses(b)                            1.08%
TOTAL ANNUAL FUND OPERATING EXPENSES(c)      3.33%

Small/Mid Cap Fund Class A
--------------------------
Management Fee                               1.25%
Distribution (12b-1) and Service Fees(a)      .25%
Other Expenses(b)                            1.08%
TOTAL ANNUAL FUND OPERATING EXPENSES(c)      2.58%

Small/Mid Cap Fund Class C
--------------------------
Management Fee                               1.25%
Distribution (12b-1) and Service Fees(a)     1.00%
Other Expenses(b)                            1.08%
TOTAL ANNUAL FUND OPERATING EXPENSES(c)      3.33%

Global Fixed Income Fund Class A
--------------------------------
Management Fee                                .50%
Distribution (12b-1) and Service Fees(a)      .25%
Other Expenses(b)                            1.08%
TOTAL ANNUAL FUND OPERATING EXPENSES(c)      1.83%

Global Fixed Income Fund Class C
--------------------------------
Management Fee                                .50%
Distribution (12b-1) and Service Fees(a)     1.00%
Other Expenses(b)                            1.08%
TOTAL ANNUAL FUND OPERATING EXPENSES(c)      2.58%

     (a) Each Fund has adopted a Rule 12b-1 Plan for the indicated classes of shares that allows the Fund to pay distribution fees for the sale and distribution of those classes of shares out of the assets applicable to those classes. Because these fees are paid out over time, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

     (b) Other expenses include custody fees, administrative fees, legal, and accounting expenses.

     (c) The Adviser has undertaken, in writing, to limit Total Annual Fund Operating Expenses for each Fund to 3.5%. This arrangement will remain in place at least until October 31, 2003.

     The Examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses would remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     Large Cap Fund Class A
     ----------------------

     1 Year - $733
     3 Years - $1229
     5 Years - $1820
     10 Years - $3371

     Large Cap Fund Class C
     ----------------------

     1 Year - $ 433
     3 Years - $ 944
     5 Years - $1840
     10 Years - $3280

     Small/Mid Cap Fund Class A
     --------------------------

     1 Year - $ 733
     3Years - $ 1229
     5 Years - $1820
     10 Years - $3371

     Small/Mid Cap Fund Class C
     --------------------------
     1 Year - $433
     3 Years - $944
     5 Years - $1840
     10 Years - $3280

     Global Fixed Income Fund Class A
     --------------------------------

     1 Year - $658
     3 Years - $1106
     5 Years - $1422
     10 Years - $2492

     Global Fixed Income Fund Class C
     --------------------------------

     1 Year - $358
     3 Years - $820
     5 Years - $1589
     10 Years - $2420

Purchase Information

Shares of the Funds may be purchased directly by using the Share Purchase Application found in this Prospectus, or through StateTrust Investments, the Funds' distributor, or by contacting your securities dealer.

The minimum initial investment in each Fund is $500. The minimum for additional investments is $250. These minimums may be waived for certain types of accounts. Share certificates will not be issued for full or fractional shares of the Funds.

The Funds offer Class A and Class C shares. Class A and Class C shares may be purchased at the net asset value per share of the Fund plus an initial sales charge imposed at the time of purchase. Class A shares are subject to a distribution and service charge of .25% of the average daily net assets of the Fund. Class C shares have a lower initial sales charge than Class A shares, but are subject to a higher distribution and service fee of 1.00% of the average daily net assets of the Fund.

The net asset value per share (or "NAV") is determined separately for each class by taking the total assets of the Fund and subtracting its total liabilities and then dividing the difference by the total number of shares outstanding in each class. The NAV is determined at the close of the New York Stock Exchange each day that the New York Stock Exchange is open for trading. The price at which a purchase or redemption is effected is based on the next calculation of NAV after the order is placed. In calculating the NAV each Fund's investments are valued at their current market value determined on the basis of market quotations or, if such quotations are not available, such other method as the Trustees of the Fund believe in good faith would accurately reflect their fair value.

The investment objectives and policies of each Fund are set forth below. There can be, of course, no assurance that any Fund will achieve its investment objective. The Funds' investment objectives are fundamental policies that cannot be changed without the approval of the shareholders of the applicable Fund. The Board of Trustees may change the Funds' non-fundamental policies without shareholder approval.

Investment Objectives and Policies

Large Cap Fund

The investment objective of the Large Cap Fund is to achieve long-term growth of capital.

The Large Cap Fund seeks to achieve its  objective by investing  primarily in U.
S. common stocks, securities convertible into common stock and other equity securities (e.g. preferred stock and interests in master limited partnerships). It seeks to invest in well-known and established companies. The Adviser uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and when to sell them for this Fund. Target companies normally have market capitalizations of at least 10 billion at the time of purchase. Generally the Adviser attempts to identify companies with growth rates that will exceed that of the S&P 500 Index.

The Fund takes a long-term view of each stock it buys, holding each company until its long-term growth potential no longer meets the Fund's requirements. Generally the Adviser will sell portfolio securities if after a review of the holdings, industry sector, allocation and systematic appraisal the Adviser believes that the security may have become overvalued. The Adviser will also seek to sell securities of issuers when the cash flow, growth and or financial strength characteristics may have changed or been compromised.

Investments. Under normal circumstances, the Fund invests at least 80% of its total assets in equity securities of companies that the Adviser believes have strong sales, earnings growth and capital appreciation potential. For temporary defensive purposes, the Fund may invest up to 100% of its assets in investment-grade short-term fixed-income securities, enter into repurchase agreements and hold cash. A temporary defensive position could affect the Fund's ability to achieve its investment objective. The Fund may invest up to 10% of the total assets in other income producing securities such as preferred stock or bonds that are convertible into common stock. The Fund may invest up to 20% of its total assets in non-U.S. securities. The Fund may attempt to minimize the effect of a market decline on the value of its securities or stock indices by writing covered call options on securities or stock indices.

Small /Mid Cap Fund

The investment objective of the Small/Mid Cap Fund is to achieve above-average total return, consistent with reasonable risks.

The Fund seeks to achieve its investment objective by investing primarily in common stock and other equity securities of small and mid cap companies. The Adviser selects specific stocks that they believe have are currently undervalued using certain financial measurements, such as their price-to-earnings ratios dividend income potential and earnings power. The Adviser uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and when to sell them for this Fund. Target companies normally have market capitalization of at least 300 million and less than 10 billion. Generally the Adviser attempts to identify companies with growth rates that meet or exceed the S&P Mid-Cap and the Russell 2000 Indices.

The Fund takes a long-term view of each stock it buys, holding each company until its long-term growth potential no longer meets the Fund's requirements. Generally the Adviser will sell portfolio securities if after a review of the holdings, industry sector, allocation and systematic appraisal, the Adviser believes that the security may have become overvalued. The Adviser will also seek to sell securities of issuers when the cash flow, growth, and or financial strength characteristics may have changed or been compromised.

Investments. Under normal circumstances, the Fund invests at least 80% of its total assets in equity securities of companies that the Adviser believes are undervalued. For temporary defensive purposes, the Fund may invest up to 100% of its assets in investment-grade short-term fixed-income securities, enter into repurchase agreements and hold cash. A temporary defensive position could affect the Fund's ability to achieve its investment objective. The Fund may invest up to 10% of the total assets in other income producing securities such as preferred stock or bonds that are convertible into common stock. The Fund may invest up to 20% of its total assets in non-U.S. securities. The Fund may attempt to minimize the effect of a market decline on the value of its securities or stock indices by writing covered call options on securities or stock indices.

Risk Factors for the Large Cap Fund and the Small/Mid Cap Fund

Like any investment, an investment in the Large Cap Fund or Small/Mid Cap Fund is subject to risk and you could lose money. While the Funds seek investments that will appreciate in value and/or provide income, the value of the securities could decline and provide no income. Each of the Funds is subject to management risk, which is the risk that the portfolio manager will fail to achieve the Fund's objective.

The Large Cap Fund is subject to the risk that its market segment, securities of large cap companies may underperform other market segments or the equity markets as a whole. The Fund may invest in non U.S. securities which may be riskier than U.S. investments. Non-U.S. securities carry the same risks as securities of U.S. companies and the added risks of being traded in less liquid markets than U.S. securities. Non-U.S. securities are also issued by companies that are not subject to U.S. reporting requirements and involve political systems, economies and markets that may not be as developed as in the U.S.

The Small/Mid Cap Fund is subject to the risk that its market segment, securities of small and mid-cap companies may underperform other market segments or the equity markets as a whole. The values of securities of smaller, less well known issuers can perform differently from the market as a whole and can be more volatile than that of larger issuers. The Fund may invest in non U.S. securities which may be riskier than U.S. investments. Non-U.S. securities carry the same risks as securities of U.S. companies and the added risks of being traded in less liquid markets than U.S. securities. Non-U.S. securities are also issued by companies that are not subject to U.S. reporting requirements and involve political systems, economies and markets that may not be as developed as in the U.S.

Global Fixed Income Fund

The investment objective of the Global Fixed Income Fund is to achieve high income and capital appreciation consistent with reasonable risk.

The Fund seeks to achieve its objective by investing in debt securities that the Adviser believes will maximize income at a level consistent with reasonable risk. The Adviser uses its own fundamental research , computer models and proprietary measures of bond and maturity selection in managing the Fund by allocating assets across different market sectors and maturities. The average maturity of this Fund's portfolio will be adjusted based on the Adviser's assessment of relative yields on debt securities and expectations of future interest patterns. Normally the Fund will invest at least 30% of its assets in debt securities of issuers located in at least three countries (one of which may be the United States). Under normal circumstances, the Fund may invest at least 65% of the value of its total assets in a combination of U.S. dollar denominated bonds of non-U.S. issuers, mortgage backed securities, asset backed securities, receivable-backed securities, floating or variable rate corporate debt instruments, convertible bonds (and the corresponding stock, if converted) and preferred stock. However, the Fund may hold up to 100% of its assets in cash and short-term fixed income securities and may enter into repurchase agreements for temporary defensive purposes. A temporary defensive position could affect the Fund's ability to achieve its investment objective.

The Fund takes a long-term view of each security it buys, holding each note until its long-term growth potential no longer meets the Fund's requirements. Generally the Adviser will sell portfolio securities if after a review of the holdings, industry sector, allocation and systematic appraisal the Adviser believes that the security may have become overvalued. The Adviser will also seek to sell securities of issuers when the cash flow, growth and or financial strength characteristics may have changed or been compromised. In addition, as each issue undergoes a thorough credit and quality analysis, the Adviser will sell when the credit or quality of the bond has slipped to a poor quality rating.

Investments. The Fund may invest in bonds, including municipal bonds (taxable and tax exempt) and other debt securities rated Aaa, Aa, A or MIG-1 by Moody's Investors Service, Inc. ("Moodys"), or AAA, AA, A or SP-1 by Standard & Poor's Ratings Group ("S&P"), U.S. Government Securities, obligations issued or guaranteed by national or state bank holding companies, and commercial paper rated Prime-1 by Moody's or A-1+ or A-1 by S&P.

The Fund may invest up to 20% of its total assets in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") which may be subject to greater levels of interest rate, credit and liquidity risk than a Fund that does not invest in such securities. These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund's ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment.

A Fund with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investment in illiquid securities may reduce the returns of the Fund because it may be unable to sell the liquid securities at an advantageous time or price.

While this Fund seeks investments that will satisfy the investment objective, the Fund's investments could decline in value and you could lose money. Concerns about an issuer's ability to repay its borrowings or to pay interest will adversely affect the value of the securities. The Adviser seeks to limit this risk generally by selecting higher-quality debt securities. The Fund is also subject to management risk, the risk that the portfolio manager will fail to meet the Fund's objective. Other risks include interest rate risk, which relates to changes in the value of the bonds as interest rates change.

Additional Investment Policies

Change in Market Capitalization

The Large Cap Fund and the Small/Mid Cap Fund specify a market capitalization range for acquiring portfolio securities. If a security that is within the range for a Fund at the time of purchase later falls outside the range, which is most likely to happen because of market growth, the Fund may continue to hold the security if, in the Adviser's judgment, the security remains otherwise consistent with the Fund's investment goal and strategies.

Termination of Fund

There can be no assurance that the Funds as an enterprise will be successful or will continue to operate indefinitely. The Trustees may determine to close and liquidate a Fund at any time, which may have adverse tax consequences to that Fund's shareholders. In the event of a liquidation, shareholders will receive a liquidating distribution in cash equal to their proportionate interest in the Fund. A liquidating distribution may be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholders basis in his or her shares of the Fund.

Non-U.S. Securities

The Funds may each invest in non-U.S.  securities.  There are  additional  risks involved in investing in non-U.S. securities. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, and the possible imposition of currency exchange blockages. In addition, there are risks associated with future adverse political and economic developments and a limited availability of public information concerning issuers. Non-U.S. issuers typically are subject to different accounting, auditing and financial reporting standards. Securities of many non-U.S. companies may be less liquid and their prices more volatile than those of domestic companies. There is a possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of Funds or other assets of a non-U.S. issuer, including the withholding of dividends.

Currency Risk

The Funds that invest directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Fund's investments in foreign currency-denominated securities may reduce the returns of such Fund.

Options.

A call option is a contract that gives the holder the right to buy from the seller the security underlying the call option at a pre-determined price while a put option is a contract that gives the buyer the right to require the seller to purchase the security underlying the put option at a pre-determined price. The Large Cap and Small/Mid Funds may write covered call options on individual securities or stock indices. For these Funds, this practice will only be used to minimize the effect of a market decline in the value of securities in their respective portfolios. We cannot guarantee that, should a Fund seek to enter into such transactions, it could do so at all or on terms that are acceptable.

     Investment Adviser

StateTrust Capital, LLC (the "Adviser" or "StateTrust") with offices at 800 Brickell Avenue, Miami, Florida 33131 serves as investment adviser, for the Funds. The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities. The Adviser is registered as an investment adviser with the Securities and Exchange Commission.

The Investment Adviser is a Delaware Limited Liability Corporation and has been registered as an investment adviser in the State of Florida since April 2000. The Adviser also serves as adviser for the Ashport Offshore Funds.

Portfolio Manager

David Vurgait is a shareholder, director and adviser of the Investment Manager. Mr. Vurgait will be serving as part of the portfolio management team for the Funds. Prior to founding The StateTrust Group in 1999, Mr. Vurgait served as Vice President of the Corporate Finance area of Andino Capital Markets, Inc.
(ACM) from 1996 through

1999. Prior to 1996, Mr. Vurgait served as a Senior Associate for Booz Allen & Hamilton, Andean Region. Mr. Vurgait is a graduate of The Wharton School, McGill University and Universidad Simon Bolivar.

Mr. Joseph Turnes will serve as the primary portfolio manager for each of the Funds. Mr. Turnes joined StateTrust Capital in March, 2002 as the Chief Executive Officer of StateTrust Wealth Management Group. He has oversight over the equity and fixed-income investment programs for StateTrust Capital. Prior to joining StateTrust, Mr. Turnes served as a Senior Vice President at Salomon Smith Barney and was responsible for managing the equity and fixed income assets for high net worth individuals and families. He is a graduate of Catholic University of America.

The Large Cap Fund and the Small/Mid Cap Fund each pay the Adviser an annual fee payable monthly of 1.25% of the average daily net assets of the Fund. The Global Fixed Income Fund pays the Adviser an annual fee payable monthly of .50% of the average daily net assets of the Fund. In the interest of limiting expenses of the Fund, the Adviser has agreed to waive or limit its fees and to assume other expense so that the total operating expenses of the Funds will not exceed 3.5% in one year.

                       Purchases and Redeeming Fund Shares

You may open an account with an initial investment of $500. To open the account you must complete an application and send it along with a check made payable to the Ashport Mutual Funds by mail to:

        Ashport Mutual Funds
        c/o StateTrust Capital, LLC
        800 Brickell Avenue
        Miami, FL 33131

You may open an account by telephone or wire by calling the transfer agent at 888-282-2290 to receive an account number. Complete and mail the application with the new account number to:

        Ashport Mutual Funds
        c/o StateTrust Capital, LLC
        800 Brickell Avenue
        Miami, FL 33131

        To wire funds you must provide your bank with funds and the following information
        First Union Bank
        ABA # 031-201-467
        C/o Ashport Mutual Funds
        For credit to the account of the Fund
        For further credit to the shareholder account number, your name

Additional investments ($250.00 minimum) may be made in the same way by sending a check made payable to the Ashport Funds and including your name and account number. The offering price of fund shares is the net asset value plus the applicable sales charge.

You may sell your shares by calling the Funds at 888-282-2290. Proceeds of the redemption will be mailed to your address of record at the NAV next calculated after your redemption request is received. Ordinarily, the Fund will issue your redemption check within 7 business days after the transfer agent receives your redemption request. However, if your investment was made by check, the Fund may delay sending the check until the investment check has cleared. The Fund may reject any purchase order. There will be a $25.00 charge for a wire transfer redemption. By telephone, you may use Ashport's telephone redemption procedure to redeem shares valuing less than $100,000. For amounts over $100,000 a letter with a signature guarantee by a bank, broker/dealer or certain other financial institutions.

Transfer Within the Ashport Family

Any shareholder may at any time transfer in some or all of their investment from one Fund to another within the same Class of shares by redeeming from one Fund and subscribing to the other. However, any transfer from the Ashport Fixed Income Fund Inc. to any of the other Funds shall cause an additional sales charge of the difference between the up front sales charges described above. To exchange your shares, send a letter to Ashport's investor services. Telephone exchanges are currently available up to $100,000.

Abusive Trading Practices

To minimize harm to the Funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a Fund. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

The Funds have an Anti-Money Laundering Program in place and conduct verification of new shareholders. The Funds may be required to "freeze" your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

Net Asset Value

The net asset value per share (or "NAV") is determined separately for each class by taking the total assets of the Fund and subtracting its total liabilities and then dividing the difference by the total number of shares outstanding in each class. The NAV is determined as of the close of the New York Stock Exchange each day that the New York Stock Exchange is open for trading. The price at which a purchase or redemption is effected is based on the next calculation of NAV after the order is placed. In calculating the NAV each Fund's investments are valued at their current market value determined on the basis of market quotations or, if such quotations are not available, such other method as the Trustees of the Funds believe in good faith would accurately reflect their fair value.

Classes of Fund Shares

Each Funds offers two classes of shares which impose different sales charges. The differences between the classes are described as follows:

Class A  shares:                            Sales Charge as a %
               Purchase Amount              of Offering Price
               ---------------              -----------------

               Less than $100,000           4.75%
               $100,000-$249,999            4.00%
               $250,000-$499,999            3.00%
               $500,000-and over            2.25%

Class C shares:
               Sales Charge as a %          Sales Charge as a%
               Purchase Amount              of Offering Price
               ---------------              -----------------

               $1 and over                  1.00%

Each class of shares is identical in all respects except that each class bears different distribution and service fees corresponding with the different sales charge rates. Class A shares have a Distribution (12b-1) and Service Fee of .25% of the average daily net assets of each Fund. Class C shares have a Distribution (12b-1) and Service Fee of

1.00% for eight years, after which time your shares are automatically converted to Class A Shares. There are no sales charges imposed on the conversion.

The minimum initial investment amount for the funds is $500. The minimum subsequent purchase amount for the portfolio is $250.

Statements. Each time there is activity in your account, i.e. a purchase or sale, the Funds will mail you a confirmation reflecting the transaction and your new share balance. All shareholders receive quarterly statements reflecting the market value of their account(s) at the end of the period and any dividend distributions during the period.

Distribution and Service Fees: Distribution and Service Fees are used to compensate the Funds' Distributor ("Distributor") for expenses incurred to promote the sale of shares and the servicing of accounts of each Fund.

Distribution fees also allow the Distributor to compensate broker-dealers or other persons for providing distribution assistance, as well as financial intermediaries for providing administrative and accounting services for their account holders.

     Dividend and Distribution Information

The Funds distribute at least annually any net investment income and any net realized capital gains. The Funds may also make distributions on a more frequent basis to comply with Federal tax requirements. For purposes of this calculation, net investment income consists of all accrued interest income on Fund assets less the Fund's expenses applicable to that dividend period.

For your convenience, dividends and capital gains are automatically reinvested in your Fund. If you elect to have distributions paid in cash, the Funds will mail a check to your address of record or your Ashport Funds Account may be credited instead of purchasing more shares of your Fund. There are no sales charges on dividend reinvestment.

Taxes
-----

As with any investment, you should consider how your investment in the Funds would be taxed. If your account is not a tax-deferred retirement account, you should be aware of the following tax consequences. For federal income tax purposes, a Fund's income and short-term capital gain distributions are taxed as ordinary income. Long-term capital gain distributions are taxed as capital gains. Your distributions may also be subject to state and local income taxes. The distributions are taxable when they are paid, whether you receive them in cash or participate in the dividend reinvestment program. It is anticipated that each January, Ashport Mutual Funds will mail you a form indicating the federal tax status of dividends and capital gains distributions earned from your securities, including the Funds, held within your Account. For individuals, long-term capital gains are generally subject to a maximum tax rate of 20%. If you hold shares in a tax-deferred retirement account, your distributions will be taxed when you receive a distribution from your tax-deferred account.

When you redeem your shares, the tax treatment of any gains or losses may be affected by the length of time for which you hold your shares.

As a shareholder, you must provide the funds with correct taxpayer identification number (generally your Social Security number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the funds to withhold 31% of your taxable distributions and redemptions. Federal law also requires the Ashport Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain non-resident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Please see the "Statement of Additional Information" for your Fund for more information on the tax consequences of your investment. You should also consult your own tax adviser for further information.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The following table is intended to help you understand the Funds' financial performance. Total return in the table represents the rate an investor would have earned (or lost) on an investment in the Funds assuming the reinvestment of all distributions. The information presented for the years ended November 30th has been audited by Kaufman Rossin & Co. The Funds' financial statements and the auditors' report are included in the Annual Report, which is available upon request, without charge. The information presented for the period ended May 31, 2003 is unaudited. The unaudited financial statements for the period ended May 31, 2003 are included in the Semi-Annual Report, which is available upon request, without charge.

ASHPORT MUTUAL FUNDS
FINANCIAL HIGHLIGHTS
FOR THE PERIOD FROM INCEPTION (DECEMBER 20, 2001) THROUGH NOVEMBER 30, 2002
------------------------------------------------------------------------------------------

                                               Large Cap    Small/Mid Cap  Fixed Income
                                                Series         Series         Series
------------------------------------------------------------------------------------------

 PER SHARE OPERATING PERFORMANCE
   Net asset value, beginning of period       $    10.00     $    10.00     $    10.00
------------------------------------------------------------------------------------------
   Operations:
      Net investment income (loss)                 (0.16)         (0.20)          0.21
      Net realized and unrealized gain
         (loss) on investments                     (2.31)          0.03          (0.67)
------------------------------------------------------------------------------------------
      Total to operations                          (2.47)         (0.17)         (0.46)
------------------------------------------------------------------------------------------

      Net asset value, end of period          $     7.53     $     9.83     $     9.54
------------------------------------------------------------------------------------------

      Total return (loss)1                       (24.70%)        (1.70%)        (4.60%)
------------------------------------------------------------------------------------------

 RATIOS AND SUPPLEMENTAL DATA

   Net assets, end of period                  $   34,327     $   51,088     $   31,788
------------------------------------------------------------------------------------------

   Ratio of expenses before excess expense
     reimbursement to average net assets2         87.30%         70.92%         75.61%
   Ratio of excess expense reimbursement to
     average net assets 2                        (83.38%)       (67.01%)       (71.69%)
------------------------------------------------------------------------------------------

   Ratio of expenses to average net assets 2       3.92%          3.91%          3.92%
------------------------------------------------------------------------------------------

   Ratio of investment income (loss) - net
     to average net assets                        (2.73%)        (3.16%)         2.33%
------------------------------------------------------------------------------------------

   Portfolio turnover rate                          298%             9%           148%
------------------------------------------------------------------------------------------

--------------------------
  1  Sales fees are not reflected and total return is not annualized.
  2  Annualized

PRIVACY INFORMATION STATEMENT

As required by the Securities and Exchange Commission and the Federal Trade Commission, the Privacy Policy below explains our handling of information that we have in our records that is personal and private to you. It reiterates our commitment to keeping that information private.

In the course of doing business with you, we collect nonpublic information about you from the following sources:

     Information we receive from you on applications or other forms, such as social security numbers, personal financial information, occupation, and birth date;

     Information about your transactions with us, our affiliates or others such as payment history, account balances, assets, past transactions; and

     Information we collect from you through your account inquiries by mail, e-mail or telephone.

We do not disclose any nonpublic personal information about our customers or former customers to any nonaffiliated third party, except with prior consent or as permitted by law. Disclosure permitted by law includes information to our service providers, such as the transfer agent, custodian, shareholder communication firms, consultants and clearing firms. We only share with these service providers the information they need to provide those services and they are required to use this information only to provide the services.

We maintain physical, electronic and procedural safeguards to ensure the integrity and confidentiality of your nonpublic personal information in the manner described above.

For More Information

General Information and Other Available Information
The Funds send out a semi-annual report and an annual report to shareholders of the Ashport Funds. These reports include a list of the Funds' investments and financial statements. The annual report will contain a statement from the Funds' Adviser discussing market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

The Funds have a Statement of Additional Information that contains additional information on all aspects of the Funds and is incorporated by reference into this Prospectus. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is available for review at the SEC's Public Reference Room in Washington, DC (1-202-942-8090) or email to the SEC at publicinfo@sec.gov or visit the SEC's web site at http://www.sec.gov. You can also obtain copies of Fund documents filed with the SEC by writing:

               Securities and Exchange Commission
               Public Reference Section
               Washington, DC  20549-6009
               Payment of a duplicating fee may be required.             .

Shareholders may obtain any of these documents free of charge and may request other information about the Funds by calling Ashport Funds at (888)282-2290 or go to www.funds@statetrust.com

Ashport Mutual Funds
SEC file number: 811-10301

               Investment Adviser
               StateTrust Capital LLC
               Miami, FL  33131

               Administrator & Transfer Agent
               StateTrust Capital LLC
               Miami, FL 33131

               Auditors
               Kaufman Rossin and Co.
               2699 South Bayshore Drive
               Miami, FL 33133

               Custodian
               Wachovia
               123 South Broad Street
               Philadelphia, PA  19109

               Distributor
               StateTrust Investments
               Miami, FL  33131

[ACTUAL FORM IS IN TWO COLUMNS]
NEW ACCOUNT APPLICATION
     ASHPORT MUTUAL FUNDS
--------------------------------------------------------------------------------

     Please print.

1    REGISTRATION-INDIVIDUAL_____ JOINT _____(SEE REVERSE)
     -----------------------------------------------------

ACCOUNT NAME(S)
----------------------------------------------------------

----------------------------------------------------------

COUNTRY OF RESIDENCE
----------------------------------------------------------

2    SOCIAL SECURITY _____-___-_____

3    ACCOUNT ADDRESS (SEE REVERSE)
     -----------------------------------------------------

All communication should be delivered to the address indicated below. If I do not indicate the address, all communications should be delivered to my bank/dealer named in Section 8 as my representative.

----------------------------------------------------------

----------------------------------------------------------

----------------------------------------------------------

TELEPHONE
----------------------------------------------------------

4    INITIAL INVESTMENT
     -----------------------------------------------------

Payment must be made in U.S. dollars.

[ ]  Check enclosed for $____________, payable to Ashport Mutual Funds

[ ]  Wire transfer for  $____________

Wire transfer payments should be made to the bank specified on the reverse side of this application.

5    INVESTMENT SELECTION (SEE REVERSE)
     -----------------------------------------------------
Indicate amount to be invested in each Fund.

[ ]  Ashport Global Fixed Income Fund
     ("A" shares) $____________

[ ]  Ashport Large Cap Fund
     ("A" shares) $____________

[ ]  Ashport Mid Cap Fund
     ("A" shares) $____________

[ ]  Ashport Global Fixed Income Fund
     ("C" shares) $____________

[ ]  Ashport Large Cap Fund
     ("C" shares) $____________

[ ]  Ashport Mid Cap Fund
     ("C" shares) $____________

6    DISTRIBUTION OPTION (SEE REVERSE)
     -----------------------------------------------------
[ ]  Dividends and capital gain and distributions reinvested.
[ ]  Dividends and capital gain distributions in cash.
[ ]  Dividends in cash and capital gain distributions reinvested.

7    DISTRIBUTION INSTRUCTIONS
     -----------------------------------------------------

Complete the following if distributions are to be paid in cash to an address which differs from Section 2.

[ ]  Please mail distribution check as follows:

NAME
----------------------------------------------------------
ADDRESS
----------------------------------------------------------

----------------------------------------------------------

----------------------------------------------------------
ACCOUNT NUMBER (IF APPLICABLE)
----------------------------------------------------------

[ ]  Please wire distribution as follows:

NAME OF BANK
----------------------------------------------------------

BANK ADDRESS
----------------------------------------------------------

----------------------------------------------------------

----------------------------------------------------------
BANK ACCOUNT NUMBER
----------------------------------------------------------
BANK NUMBER
----------------------------------------------------------

8    REDEMPTIONS
     -----------------------------------------------------

If the following is not completed, redemptions may only be requested in writing and checks mailed to the address of record named in Section 2.

[ ] I authorize StateTrust to honor redemption instructions given by telex, cable, fax or in any other written from provided that the proceeds are transmitted only to the bank account specified below.

NAME OF BANK
----------------------------------------------------------
BANK ADDRESS
----------------------------------------------------------

----------------------------------------------------------

----------------------------------------------------------
BANK ACCOUNT NUMBER
----------------------------------------------------------
BANK NUMBER
----------------------------------------------------------

                                                 (PLEASE COMPLETE REVERSE SIDE.)

9    BANK/DEALER
     -----------------------------------------------------

We hereby authorize StateTrust to act as our agent in connection with transactions under this Account Application.

BANK/DEALER NAME
----------------------------------------------------------
BRANCH NUMBER (IF ANY)
----------------------------------------------------------
ADDRESS
----------------------------------------------------------

----------------------------------------------------------

----------------------------------------------------------
TELEPHONE NUMBER
----------------------------------------------------------
AUTHORIZED SIGNATURE
----------------------------------------------------------
ACCOUNT OFFICER NAME
----------------------------------------------------------
ACCOUNT OFFICER NAME
----------------------------------------------------------

10   CERTIFICATION & SIGNATURE
     -----------------------------------------------------

By signing below, I/we agree to the following provisions and policies.
o    The information provided in this application is true, correct and complete.
o I/we are of legal age and have received and read the prospectus for the Fund(s) in which I am/we are investing and agree to its terms. I/we understand the investment objectives and program and believe that the Fund(s) is/are a suitable investment(s), based upon my/our investment needs and financial situation.
o If more than one applicant signs this application, then such signatories will be deemed to be joint applicants and join owners. A corporation should sign under the hand of a duly authorized official who should state his representative capacity.
o Unless otherwise stipulated or until written notice to the contrary has been received from any of the join holders who have signed this application, each and any one of the joint holders who have signed this application will be recognized as being entitled to exercise all of the rights attached to the shares issued, including the right to transfer the same.
o    The   information   herein  applies  to  all  exchanges  and   distribution
     investments.

Under  penalties  of  perjury,  I  certify  that:  the  Social  Security  or Tax
Indentification Number (TIN) is correct and I am not subject to any backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified or have been notified that I am no longer subject to backup withholding. I am a US person (Including a US resident alien) and the IRS does not require your consent to any provision of this document other than certifications required to avoid back up withholding. I understand that if I do not provide a TIN to the fund within 30 days the fund(s) is require to withholding 30% of all reportable payments until I provide a certified number.

I/We acknowledge that I/we have received and read the prospectus and agree to the terms within.

PLEASE SIGN NAME(S) EXACTLY AS IT APPEARS IN SECTION 1.

SIGNATURE(S)
----------------------------------------------------------

----------------------------------------------------------
DATE
----------------------------------------------------------

PROVISIONS OF APPLICATIONS
----------------------------------------------------------

                               GENERAL PROVISIONS

All investments will be made by StateTrust Investment, as agent for the broker/ dealer, in full and fractional shares carried out to three decimal places. StateTrust shall not be liable for any act or omission made in good faith.

                                  REGISTRATION

Provide full names of investor or nominee. If a joint account, all names must be included. Joint accounts will be registered as joint tenants with rights of survivorship. If a corporation or other organization, the legal name must be given as well as the names and titles of those authorized to give instructions for the account.

                               DISTRIBUTION OPTION

If no box is checked, dividend and capital gain distributions will be reinvested.

                                  WIRE TRANSFER

A. TO OPEN AN ACCOUNT WITH AN OVER-THE-WIRE PURCHASE. Have your dealer's back office call in advance to obtain a wire number.

B.   FOR A NEW ACCOUNT.  You will be asked to provide the information needed for
Section 1 though 5 and to confirm that you can provide each of certifications in
Section 9 in the Account Application. You must also complete the Account Application and mail it to StateTrust at the address noted in the prospectus.

C. FOR AN EXISTING ACCOUNT. You will be requested to provide the account number.

D. WIRE FORMAT. Your bank should be instructed to wire the investment as follows:

          BANK:

          ABA NUMBER:

          CREDIT ACCOUNT:

          FURTHER CREDIT:

ASHPORT MUTUAL FUNDS
800 Brickell Avenue, Suite 103
Miami, FL 33131
Toll Free (888)282-2290

                       STATEMENT OF ADDITIONAL INFORMATION

                                                              September 17, 2003

     This Statement of Additional Information relates to the Ashport Large Cap Fund, Ashport Small/ Mid Cap Fund and Ashport Global Fixed Income Fund. Each Fund is a series of the Ashport Mutual Funds (the "Ashport Funds" or the "Funds"). This Statement of Additional Information is not a prospectus and should be read in conjunction with the Funds' current Prospectus dated September 17, 2003, as supplemented from time to time, which is incorporated herein by reference. A copy of the Prospectus may be obtained by contacting the Funds at the address or telephone number listed above.

                                TABLE OF CONTENTS

FUND HISTORY.........................................................
INVESTMENT POLICIES AND RESTRICTIONS.................................
FUNDAMENTAL INVESTMENT RESTRICTIONS

MANAGEMENT...........................................................
     Trustees of the Trust
     Adviser.........................................................
     Distribution Plan...............................................
     Administrator...................................................
     Custodian.......................................................
     Independent Accountant and Legal Counsel........................
     Control Persons.................................................
     Code of Ethics..................................................
PURCHASES, REDEMPTIONS, AND EXCHANGES

DIVIDENDS, DISTRIBUTIONS AND TAXES
PORTFOLIO TRANSACTIONS...............................................
PORTFOLIO TURNOVER...................................................
INVESTMENT PERFORMANCE INFORMATION...................................
FINANCIAL INFORMATION................................................
GENERAL INFORMATION..................................................
     Organization and Capitalization.................................
     Additional Information..........................................

APPENDIX A...........................................................

                                  FUND HISTORY

     The Ashport Mutual Funds (the "Trust") is an open-end management investment company organized on May 21, 2001 as a Massachusetts business trust. Its shares are currently divided into three series, the Large Cap Fund (the "Large Cap Fund"), the Small/Mid Cap Fund (the "Small/Mid Cap Fund"), and Global Fixed Income Fund (the "Global Fixed Income Fund") collectively referred to as the "Funds." Prior to September 17, 2003 the Global Fixed Income Fund was known as the Fixed Income Fund and was managed under different investment policies to pursue a different investment objective. On September 15, 2003 a majority of the shareholders of the Fixed Income Fund approved a change in the Fund's name, investment objective and policies. The Funds have an unlimited number of authorized shares of beneficial interest, par value $.01 per share, which may, without shareholder approval, be divided into an unlimited number of series and an unlimited number of classes.

                      INVESTMENT POLICIES AND RESTRICTIONS

     The following investment policies and restrictions supplement and should be read in conjunction with the information set forth under the heading "Investment Objectives and Policies" in the Funds' Prospectus. Except as noted in the Prospectus, each Fund's investment policies are not fundamental and may be changed by the Trustees of the Funds without shareholder approval. Each Fund's fundamental investment restrictions may not be changed without shareholder approval as defined in "Fundamental Investment Restrictions" in this Statement of Additional Information.

     Warrants. The Funds each may invest up to 5% of their respective total assets in warrants. Warrants may be considered more speculative than certain other types of investments due to the following:

          (1) Holders are not entitled to dividends or voting rights with respect to the underlying securities;
          (2) Warrants do not represent any rights to the assets of the issuing company;
          (3) A warrant's value does not necessarily change in proportion to the value of the underlying securities; and
          (4) A warrant ceases to have value if it is not exercised prior to the expiration date.

     Non-U.S. Securities. The Large Cap Fund and Small/Mid Cap Fund may each invest up to 20% of the value of their respective total assets in non-U.S. securities and the Global Fixed Income Fund may invest up to 80% of the value of its total assets in non-U.S. securities. Investment in non-U.S. securities involves certain risks not ordinarily associated with investments in securities of domestic issuers. These risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. With respect to certain countries, there is also the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

     There may be less publicly available information about a non-U.S. company than about a U.S. company. Non-U.S. companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those to which U.S. companies are subject. Non-U.S. securities markets, while growing in volume, generally have substantially less trading volume than securities of comparable U.S. companies. Transaction costs of investing in non-U.S. securities markets generally are higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Funds may have greater difficulty taking appropriate legal action in non-U.S. courts. Non-U.S. markets also have different clearance and settlement procedures, which in some markets have at times failed to keep pace with the volume of transactions, thereby creating substantial delays and settlement failures that could adversely affect a Fund's performance. Dividend and interest income from non-U.S. securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Funds or investors.

     Options. The Funds may purchase and sell call and put options for the purpose of hedging against a decline in the value of their respective portfolio securities.

     A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities or currency subject to the option at a specified price (the exercise price or strike price). The writer, or seller, of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When a Fund writes a call option, that Fund gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open.

     A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. A Fund that sells a put option might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

     If a Fund desires to sell a particular security from its portfolio on which it has written an option, the Fund will seek to effect a closing purchase transaction prior to or concurrently with the sale of the security. A closing purchase transaction is a transaction in which an investor who is obligated as a writer of an option terminates his obligation by purchasing an option of the same series as the option previously written. (Such a purchase does not result in the ownership of an option). A Fund may enter into a closing purchase transaction to realize a profit on a previously written option or to enable the Fund to write another option on the underlying security with either a different exercise price or expiration date or both. A Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option.

     A Fund will write only fully "covered" options. An option is fully covered if at all times during the option period, the Fund writing the option owns either (i) the underlying securities, or securities convertible into or carrying rights to acquire the optioned securities at no additional cost, or (ii) an offsetting call option on the same securities at the same or a lower price.

     A Fund may not write a call option if, as a result thereof, the aggregate of such Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 10% of its total assets. The Funds may also purchase and sell financial futures contracts and options thereon for hedging and risk management purposes and to enhance gains as permitted by the Commodity Futures Trading Commission (the "CFTC").

     A Fund may also purchase and sell securities index options. Securities index options are similar to options on specific securities. However, because options on securities indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying securities index on the exercise date. When a Fund writes an option on a securities index, it will establish a segregated account with its custodian in which it will deposit cash or high quality short-term obligations or a combination of both with a value equal to or greater than the market value of the option and will maintain the account while the option is open.

     Each Fund's successful use of options and financial futures depends on the ability of the Adviser to predict the direction of the market and is subject to the following additional risks; (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security . There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

     To the extent that puts, calls, straddles, and similar investment strategies involve instruments regulated by the CFTC, each Fund is limited to an investment not in excess of 5% of its total assets, except that each Fund may purchase and sell such instruments, without limitation, for bona fide hedging purposes.

     Repurchase Agreements. The Funds may enter into "repurchase agreements" with member banks of the Federal Reserve System, "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities or with any domestic broker/dealer which is recognized as a reporting government securities dealer. Repurchase agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Funds require continual maintenance of collateral with the Custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of a repurchase agreement. In the event a vendor defaults on its repurchase obligation, a Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes the subject of bankruptcy proceedings, a Fund might be delayed in selling the collateral.

     Reverse Repurchase Agreements. The Funds may also enter into reverse repurchase agreements. Under a reverse repurchase agreement a Fund would sell securities and agree to repurchase them at a mutually agreed upon date and price. At the time a Fund enters into a reverse repurchase agreement, it would establish and maintain with an approved custodian a segregated account containing liquid high-grade securities having a value not less than the repurchase price. Reverse repurchase agreements involve the risk that the market value of the securities subject to such agreement could decline below the repurchase price to be paid by a Fund for such securities. In the event the buyer of securities under a reverse repurchase agreement filed for bankruptcy or became insolvent, such buyer or receiver would receive an extension of time to determine whether to enforce a Fund's obligations to repurchase the securities and a Fund's use of the proceeds of the reverse repurchase could effectively be restricted pending such decision. Reverse repurchase agreements create leverage, a speculative factor, but are not considered senior securities by the Funds or the Securities and Exchange Commission ("SEC") to the extent liquid high-grade debt securities are segregated in an amount at least equal to the amount of the liability.

     Illiquid Investments. The Funds may invest up to 15% of its assets in illiquid investments. Under the supervision of the Trustees, the Adviser determines the liquidity of a Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of that Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to such Fund's limitations on investments in illiquid securities.

     Borrowing. Each Fund may borrow up to one-third of the value of its total assets from banks to increase its holdings of portfolio securities or for other purposes. Under the Investment Company Act of 1940, as amended (the "1940 Act"), each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds. If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, a Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time. The Adviser does not currently intend to engage in borrowing transactions.

     Securities Lending. The Funds may seek to receive or increase income by lending their respective portfolio securities. Under present regulatory policies, such loans may be made to member firms of the New York Stock Exchange and are required to be secured continuously by collateral held by the Custodian consisting of cash, cash equivalents or U.S. Government Securities maintained in an amount at least equal to the market value of the securities loaned. Accordingly, the Funds will continuously secure the lending of portfolio securities by collateral held by the Custodian consisting of cash, cash equivalents or U.S. Government Securities maintained in an amount at least equal to the market value of the securities loaned. The Funds have the right to call such a loan and obtain the securities loaned at any time on five days notice. Cash collateral may be invested in fixed income securities rated at minimum grade by S&P or Moody's. As is the case with any extension of credit, loans of portfolio securities involve special risks in the event that the borrower should be unable to repay the loan, including delays or inability to recover the loaned securities or foreclose against the collateral. The aggregate value of securities loaned by a Fund may not exceed 33 1/3% of the value of the Fund's total assets. If the assets fall below the 300% coverage point, the Fund will decrease the borrowing.

     When Issued, Delayed Delivery Securities and Forward Commitments. The Funds may, to the extent consistent with their other investment policies and restrictions, enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization, or debt restructuring, i.e., a when, as and if issued security.

     When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While a Fund will only enter into a forward commitment with the intention of actually acquiring the security, such Fund may sell the security before the settlement date if it is deemed advisable.

     Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to a Fund prior to the settlement date. Each Fund will segregate with its Custodian cash or liquid high-grade securities in an aggregate amount at least equal to the amount of its respective outstanding forward commitments.

     Short Selling. In these transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make a delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

     Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Funds' net assets. The Funds may not make a short sale which results in the Funds having sold short in the aggregate more than 10% of the outstanding securities of any class of an issuer.

     The Funds also may make short sales "against the box" in which the Fund enters into a short sale of a security it owns.

     Until the Funds close out their short position or replace the borrowed security, they will: (a) maintain a segregated account, containing permissible liquid assets, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral always equals the current value of the security sold short; or (b) otherwise cover their short position.

     U.S. Government Obligations. The Funds may invest in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, as well as
"stripped" U.S. Treasury obligations ("Stripped Treasury Obligations") such as Treasury receipts issued by the U.S. Treasury representing either future interest or principal payments. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. Treasury bills have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises.

     Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury, the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported by the issuer's right to borrow specific amounts from the U.S. Treasury, the discretionary authority of the U.S. government to purchase certain obligations from such agencies or instrumentalities, or the credit of the agency or instrumentality.

     Derivative Investments. The term "derivatives" has been used to identify a range and variety of financial instruments. In general, a derivative is commonly defined as a financial instrument whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, a specific security or an index of securities. As in the case with other types of investments, the Global Fixed Income Fund's derivative instruments may entail various types and degrees of risk, depending upon the characteristics of a derivative instrument and the Fund's overall portfolio.

     The Global Fixed Income Fund will invest in one or more derivatives only to the extent that the instrument under consideration is judged by the Adviser to be consistent with the Fund's overall investment objective and policies. In making such judgment, the potential benefits and risks will be considered in relation to the Fund's other portfolio investments.

     Foreign Currency Transactions. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Global Fixed Income Fund is authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the value of portfolio securities but rather may allow the Fund to establish a rate of exchange for a future point in time.

     When entering into a contract for the purchase or sale of a security, the Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

     In addition, when the Adviser anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Similarly, when the securities held by the Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. While forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. The Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollar.

     In addition, the Global Fixed Income Fund may purchase or sell forward currency exchange contracts to seek to increase total return or for cross-hedging purposes. The Global Fixed Income Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the portfolio manager believes that there is a pattern of correlation between the two currencies.

     Liquid assets equal to the amount of the Fund's assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise "covered." The segregated assets will be valued at market value or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is "covered" if the Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price that is (i) no higher than the Fund's price to sell the currency or (ii) greater than the Fund's price to sell the currency provided the Fund segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is "covered" if the Fund holds a forward contract (or put option) permitting the Fund to sell the same currency at a price that is (i) as high as or higher than the Fund's price to buy the currency or (ii) lower than the Fund's price to buy the currency provided the Fund segregates liquid assets in the amount of the difference.

     Hedging Generally. In addition to entering into options and futures transactions for other purposes, including generating current income to offset expenses or increase return, the Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite directions of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options and futures transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

     In hedging transactions based on an index, whether the Fund will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correclation of relative movements in the hedged position and the hedge, the Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general markets trends by the Adviser still may not result in a successful hedging transactions.

     The Global Fixed Income Fund will engage in hedging transactions only when deemed advisable by the Adviser, and successful use by the Fund of hedging transactions will be subject to the Adviser's ability to predict trends in the currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.

     To the extent that the Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out a position without incurring substantial losses, if at all. The Fund is also subject to the risk of a default by a counterparty to an off-exchange transaction.

     Foreign Securities. The Global Fixed Income Fund intends to invest a substantial portion of its assets in foreign securities. Investments in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States on foreign exchange or foreign over-the-counter markets and in investments denominated in foreign currencies. Market risk involves the possibility that stock prices will decline over short or even extended periods. The stock markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of the Fund that invests in foreign securities. The fixed income securities held by the Fund will be sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes. In addition, the performance of investments in securities denominated in foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

     There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the U.S. Several risks exist concerning such investments in foreign debt, including the securities of foreign governments, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by United States entities or citizens.

     In addition, the Global Fixed Income Fund may invest their assets in countries with emerging economies or securities markets. These countries are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Latin and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. As a result, the risks presented by investments in these countries are heightened. Additionally, settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Fund's delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations.

     Although the Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, the Fund's net asset value to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that the Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

     The Fund is also subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency. In addition, through the use of forward currency exchange contracts and with other instruments, the respective net currency positions of the Fund may expose it to risks independent of its securities positions.

     Dividends and interest payable on the Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. Federal income tax law, they may reduce the net return to the shareholders.

     Countries in which the Global Fixed Income Fund may invest (to the extent permitted by its investment policies) include, but are not limited to:
Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, Columbia, Czech Republic, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom and Venezuela.

     Asset-backed Securities. Asset-backed securities are securities backed by installment contracts, credit card and other receivables or other financial type assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets underlying securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments. An asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater than in the case for mortgage-backed securities. Falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security.

     Mortgage-backed Securities and Mortgage Pass-through Securities. The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by Ginnie Mae (formerly known as the Government National Mortgage Association) is backed by Ginnie Mae and the full faith and credit of the U.S. government. Also, securities issued by Ginnie Mae and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs. Mortgage-backed securities issued by the U.S. government agencies or instrumentalities other than Ginnie Mae are not "full faith and credit" obligations. Certain obligations, such as those issued by the Federal Home Loan Bank, are supported by the issuer's right to borrow from the U.S. Treasury. Others, such as those issued by Fannie Mae (formerly known as the Federal National Mortgage Association), are supported only by the credit of the issuer. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and reduce returns. The Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date.

     Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. These private mortgage-backed securities may be supported by U.S. government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the extent as holder of other non-callable debt securities. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

     Mortgage-backed securities have greater market volatility than other types of securities. In addition, because prepayments often occur at times when interest rates are low or are declining, the Fund may be unable to reinvest such funds in securities which offer comparable yields. The yields provided by these mortgage securities have historically exceeded the yields on other types of U.S. government securities with comparable maturities in large measure due to the risks associated with prepayment features.

     For Federal tax purposes other than diversification under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), mortgage-backed securities are not considered to be separate securities but rather a beneficial ownership in "grantor trusts," conveying to the holder an individual interest in each of the mortgages constituting the pool.

     The mortgage securities which are issued or guaranteed by Ginnie Mae, Freddie Mac (formerly known as Federal Home Loan Mortgage Corp.) or Fannie Mae ("certificates") are called pass-through certificates because a pro-rata share of both regular interest and principal payments (less Ginnie Mae's, Freddie Mac's or Fannie Mae's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the certificate (i.e., the portfolio).

     The Global Fixed Income Fund may also invest in pass-through certificates issued by non-governmental issuers. Pools of conventional residential mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurance and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's quality standards. The Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers, the Adviser determines that the securities meet the Fund's quality standards.

     Other Mortgage-backed Securities. The Adviser expects that governmental, governmental-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with the Global Fixed Income Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     Brady Bonds. The Global Fixed Income Fund may invest in so-called "Brady Bonds." Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans. Investors should recognize that Brady Bonds do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter ("OTC") secondary market for debt of Latin American issuers. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative and subject to, among other things, the risk of default.

     Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payment on these Brady Bonds generally are collateralized by cash or securities in the amount that in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

     High Yield Debt Securities. Fixed income securities rated Ba or lower by Moody's or BB or lower by S&P, frequently referred to as "junk bonds," are considered to be of poor standing and predominantly speculative. They generally offer higher yields than higher rated bonds. Such securities are subject to a substantial degree of credit risk. Such medium- and low-grade bonds held by a Fund may be issued as a consequence of corporate restructurings, such as leverage buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Additionally, high-yield bonds are often issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will ordinarily have a more dramatic effect on the values of these investments than on the values of higher-rated securities. Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest or dividends when due. Such changes will, however, affect the Fund's net asset value per share.

     In the past, the high yields from low-grade bonds have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect the Fund from widespread bond defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on high-yield bonds in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing.

     The value of lower-rated debt securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, low- and medium-rated bonds may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated securities held by the Fund, especially in a thinly traded market. Illiquid or restricted securities held by the Fund may involve valuation difficulties. Trading in the secondary market for high-yield bonds may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for high-yield bonds may be less liquid than the market for investment-grade corporate bonds. There are fewer securities dealers in the high-yield market, and purchasers of high-yield bonds are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, high-yield bond prices may become more volatile.

     An economic downturn or increase in interest rates is likely to have an adverse effect on the lower-rated securities market generally (resulting in more defaults) and on the value of lower-rated securities contained in the portfolio of the Fund which holds these securities.

See Appendix A for a description of ratings.

     Temporary Defensive Position. When the Adviser believes market or economic conditions are unfavorable for investors, the Adviser may invest up to 100% of any Fund's net assets in a temporary defensive manner or hold a substantial portion of its net assets in cash, cash equivalents, or other short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the underlying fund investments in which the Fund normally invests, or the U.S. economy. Temporary defensive investments generally may include U.S. government securities, certificates of deposit, high-grade commercial paper, repurchase agreements, money market fund shares, and other money market equivalents. The Adviser also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

                       Fundamental Investment Restrictions

     The following fundamental investment restrictions may not be changed with respect to a Fund without the approval of a majority of the shareholders of that Fund, which means the affirmative vote of the holders of (a) 67% or more of the shares of that Fund represented at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (b) more than 50% of the outstanding shares of that Fund, whichever is less. Except as set forth in the Prospectus, all other investment policies or practices are considered by each Fund not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

     The following investment restrictions are applicable to each of the Funds. Briefly, these restrictions provide that a Fund may not:

          (1) purchase the securities of any one issuer, other than the United States Government, or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

          (2) invest 25% or more of the value of its total assets in any one industry, provided that, for purposes of this policy, consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries;

          (3) issue senior securities in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. A Fund's obligations under swaps are not treated as senior securities;

          (4) borrow money (including on margin if margin securities are owned and enter into reverse repurchase agreements) in excess of 33 1/3% of its total assets except that the Fund may borrow up to 5% of its total assets for temporary purposes;

          (5) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Fund's investment objectives and policies or the acquisition of securities subject to repurchase agreements;

          (6) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities a Fund may be deemed to be an underwriter;

          (7) purchase real estate or interests therein;

          (8) purchase or sell commodities or commodities contracts except for purposes, and only to the extent, permitted by applicable law without the Fund becoming subject to registration with the CFTC as a commodity pool;

          (9) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund's total assets and the Fund's aggregate short sales of a particular class of securities do not exceed 25% of the then outstanding securities of that class; or

          (10) invest in oil, gas or other mineral leases.

                             MANAGEMENT OF THE FUNDS
     The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which certain companies provide essential management services to the Trust. The Trustees maintain a nomination, valuation, compliance and audit committees comprised of the independent trustees. The Trustees have also established a Legal Compliance Committee comprised of the independent trustees and David Vurgait.

     The Trustees and principal officers of the Funds, their ages and their primary occupations during the past five years are set forth below. Unless otherwise specified, the address of each such person is 800 Brickell Avenue, Miami, Florida. Those Trustees whose names are preceded by an asterisk are "interested persons" of the Funds as defined by the 1940 Act.

----------------------------------------------------------------------------------------------------------------
                                                                                NUMBER OF
                                                                                PORTFOLIOS
                                 TERM OF                                        IN FUND
                  POSITION(S)    OFFICE AND                                     COMPLEX        OTHER
NAME, ADDRESS     HELD WITH      LENGTH OF      PRINCIPAL OCCUPATION(S)         OVERSEEN BY    TRUSTEESHIPS
AND AGE           FUNDS          TIME SERVED    DURING PAST 5 YEARS             TRUSTEE        HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------
David Vugait, 36  Trustee and    2001           Director and adviser of         3              [None]
                  President                     the Adviser, President
                                                of the  Distributor and
                                                primary portfolio
                                                manager for the Funds.
                                                Prior to founding The
                                                StateTrust Group in
                                                1999, Mr. Vurgait served
                                                as Vice President of the
                                                Corporate  Finance  area
                                                of Andino Capital
                                                Markets, Inc. (ACM)
                                                from 1996 through 1999.

----------------------------------------------------------------------------------------------------------------

                                       40

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Jeffrey W.        Trustee and    2001           Chief operating officer         3              [None]
Cimbal, CPA,      Chief                         of the Adviser and
CFP, 43           Financial                     Chief Compliance
                                                Officer for the
                                                Distributor. Prior to
                                                joining  the  Investment
                                                Manager in 2000, Mr.
                                                Cimbal served as Vice
                                                President and CFO for
                                                CecWest Securities, Inc.
                                                and NASD registered
                                                brokerage firm from 1986
                                                through 2000.

----------------------------------------------------------------------------------------------------------------
W. Brian          Trustee        2001           Certified Financial             3              [None]
Barrett, CFA,                                   Analyst. Associate
46                                              professor of Finance
                                                with the University of
                                                Miami.
----------------------------------------------------------------------------------------------------------------
Jamie Maya, 45.   Trustee        2001           Mr. Maya has served as          3              [None]
                                                a Certified Public
                                                Accountant since 1985.
----------------------------------------------------------------------------------------------------------------
Thomas R.         Trustee        2001           Associate Professor of          3              [None]
Robinson, 44                                    Accounting with the
                                                University of Miami.
                                                From August 1992 to May
                                                1999, served as an
                                                assistant professor of
                                                accounting with the
                                                University of Miami.
                                                Serves as a consultant
                                                in the areas of
                                                accounting, financial
                                                statement analysis,
                                                investments and
                                                valuation for law firms,
                                                accounting firms,
                                                professional
                                                organizations and
                                                government agencies.
----------------------------------------------------------------------------------------------------------------

The Board of Trustees has established 3 standing committees in connection with their governance of the Funds. Audit, Pricing and Compliance Oversight.

The Audit Committee consists of 3 members: W. Brian Barrett, Jamie Maya and Thomas Robinson. The functions performed by the Audit Committee include, among other things, considering the matters pertaining to the Trust's financial records and internal accounting controls and acting as principal liaison between the Board of Trustees and the Trust's independent auditors.

The Nominating Committee consists of 3 members: W. Brian Barrett, Jamie Maya and Thomas Robinson. The functions performed by the Nominating Committee include, to provide candidates for nomination to the Board of Trustees in the event of a vacancy or need to add an additional board member.

The Pricing Committee consists of 2 members: David Vurgait and one of the Independent Trustees. The Pricing Committee in conjunction with the Adviser is responsible for determining fair valuation and market valuation of the Funds' securities when such determination involve the exercise of judgment.

The Compliance Oversight Committee consists of 4 members: W. Brian Barrett, Jamie Maya, Thomas Robinson and David Vurgait. The functions performed by the Compliance Oversight Committee in conjunction with the Funds' service providers is to review certain compliance matters affecting the Funds.

The following table sets forth certain information regarding the expected compensation of the Funds' Trustees and officers. Except as disclosed below, no executive officer or person affiliated with the Funds received compensation from the Funds.

                               Compensation Table

                                             Pension or                 Total
                                             Retirement             Compensation
                                              Benefits   Estimated   From Trust
                                Aggregate     Accrued      Annual     And Fund
                               Compensation  As Part of   Benefits    Complex
                                   From        Trust        Upon      Paid to
Name and Position                Trust(1)     Expenses   Retirement   Trustees

David Vurgait, Trustee and
President                         $    0        None        None      $    0
W. Brian Barrett, Independent
Trustee                           $1,000        None        None      $1,000
Jeffrey W. Cimbal, Trustee,
CFO, COO                          $    0        None        None      $    0
Jamie Maya, Independent Trustee   $1,000        None        None      $1,000
Thomas Robinson, Independent
Trustee                           $1,000        None        None      $1,000

----------

(1) The Ashport Funds pays each independent Trustee approximately $500.00 per regularly scheduled board meeting. The Funds paid the independent trustees $2,000 in the aggregate per person in each fiscal year.
(2) The parenthetical number represents the number of portfolios (including the Ashport Funds) for which such person acts as Trustee that are considered part of the same fund complex as the Funds.

                                ---------------

     The Trustees of the Ashport Funds who are officers or employees of the Adviser or any of its affiliates receive no remuneration from the Funds. Each of the Trustees who are not affiliated with the Adviser are paid a $500 fee for each regularly scheduled board meeting attended.

Adviser

The Investment Advisory Agreement was approved by the Board of Trustees of the Funds on July 17, 2001 and by the then shareholders on December 20, 2001 and became effective on and is dated December 20, 2001. The Investment Advisory Agreement continues in force for an initial twenty four month period and then in successive twelve month periods provided that such continuation is specifically approved by a majority vote of the Trustees who neither are interested persons of the Funds nor have any direct or indirect financial interest in the Investment Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval or by a vote of the outstanding voting securities of the Funds.

     Under its Advisory Agreement with the Funds, the Adviser is responsible for the day to day management of each of the Funds in accordance with their investment objectives and policies. Furthermore, the Adviser is responsible for the investment performance of each of the Funds. For its services, the Adviser receives an annual advisory fee of 1.25% of the Large Cap and Small/Mid Cap Funds' average daily net assets and .50% of the Fixed Income Fund's average daily net assets. The advisory fee is calculated and accrued daily and paid monthly. The Adviser pays all of its expenses arising from the performance of its obligations under the Advisory Agreement, including the expenses of the Trustees and Officers of the Trust who are employees of the Adviser or its affiliates.

     The Adviser has entered into an expense reimbursement contract with the Funds capping the overall expenses at 3.50% of the average daily net assets of each Fund. This contract is for a minimum one year period that will terminate on October 31, 2003.

Distribution Plan

     Pursuant to Rule 12b-1 adopted by the SEC under the 1940 Act, the Funds have adopted a Distribution Agreement (the "Distribution Agreement") and a Rule 12b-1 Plan for shares of each Fund (the "12b-1 Plan") to permit such Fund directly or indirectly to compensate the Distributor for activities with the distribution of shares.

     Pursuant to the Distribution Agreement and the 12b-1 Plan, the Chief Financial Officer of the Funds reports the amounts expended under the Distribution Agreement and the purposes for which such expenditures were made to the Trustees of the Funds on a quarterly basis. Also, the 12b-1 Plan provide that the selection and nomination of disinterested Trustees (as defined in the 1940 Act) are committed to the discretion of the disinterested Trustees then in office. The Distribution Agreement and 12b-1 Plan may be continued annually if approved by a majority vote of the Trustees, including a majority of the Trustees who neither are interested persons of the Funds nor have any direct or indirect financial interest in the Distribution Agreement, the 12b-1 Plan or in any other agreements related to the 12b-1 Plan, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement and 12b-1 Plan were initially approved by the Funds' Trustees including a majority of the disinterested Trustees, on July 17, 2001. All material amendments to the 12b-1 Plan must be approved by a vote of the Trustees, including a majority of the Trustees who neither are interested persons of the Funds nor have any direct or indirect financial interest in the 12b-1 Plan or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. In addition to such Trustee approval, the 12b-1 Plan may not be amended in order to increase materially the costs which the Funds may bear pursuant to the 12b-1 Plan without the approval of a majority of the outstanding shares of such Funds. Each Fund's 12b-1 Plan may be terminated without penalty at any time by a majority vote of the disinterested Trustees, by a majority vote of the outstanding shares of a Fund or by the Adviser. Any agreement related to the 12b-1 Plan may be terminated at any time, without payment of any penalty, by a majority vote of the independent Trustees or by majority vote of the outstanding shares of a Fund on not more than 60 days notice to any other party to the agreement, and will terminate automatically in the event of assignment.

     Under the Agreements, the Adviser may make payments to the Distributor from the Adviser's own resources, which may include the management fees paid by the Funds. In addition to the maintenance fee paid to dealers or agents, the Distributor may from time to time pay additional compensation to dealers or agents in connection with the sale of shares. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives of such dealers or agents who sell shares of the Fund. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Funds during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such dealer or agent may elect to receive cash incentives of equivalent amounts in lieu of such payments.

     The Funds may enter into agreements with certain organizations that provide various services to Fund shareholders. Pursuant to such agreements, organizations that provide shareholder services may be entitled to receive fees from a Fund at an annual rate of up to 0.25% of the average daily net assets of the shares covered by their respective agreements of shareholder support. Such support may include, among other things, assisting investors in processing their purchase, exchange , or redemption requests, or processing dividend and distribution payments.

     The Administrator and Transfer Agent

     StateTrust Capital, LLC shall serve as administrator (the "Administrator") and transfer agent of each Fund pursuant to the terms of the Administration Agreement dated July 17, 2001 and a Transfer Agency Agreement dated July 17, 2001. The Administrator may, with the consent of each Fund, retain other service providers or agents to assist it in the performance of its duties. The Administrator or its appointed agents will be responsible for the day to day administrative tasks of the Fund, including but not limited to:

          (a)  Maintenance of each Fund's books and records;

          (b)  Processing of applications;

          (c)  Preparation of shareholder reports;

          (d)  Calculation of the Net Asset Values of each Fund's

          (e) Issuance of communications with shareholders and/or governmental bodies;

          (f)  Payment of each Fund's expenses;

          (g) Provision of suitable facilities and procedures for processing distributions and redemptions; and

          (h) Supervision of the orderly liquidation and dissolution of each Fund, if required.

To the extent that the Administrator relies on information supplied by any brokers, agents or other financial intermediaries engaged by the Funds in connection with the making of any of the aforementioned calculations, the liability of the Administrator for the accuracy of such calculations shall be limited to the accuracy of its computations. The Administrator shall not be liable for the accuracy of any underlying data provided to it.

     Distributor. StateTrust Securities located at 800 Brickell Avenue, Suite 103, Miami, FL 33133 serves as distributor for the Funds pursuant to a Distribution Agreement with the Funds dated December 20, 2001. The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and renewable annually thereafter. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Independent Trustees or by a majority vote of the outstanding securities of the Trust upon not less than 60 days written notice.

     Custodian. Wachovia, formerly known as First Union Bank (the "Custodian") located at 123 South Broad Street, Philadelphia, PA 19109, acts as Custodian and wire agent of the assets. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

     Independent Accountants. Kaufman Rossin & Co. located at 2699 South Bayshore Drive, Miami, FL 33131 acts as the independent accountants for the Funds.

     Control Persons, Principal Shareholders and Management Ownership. A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any of the Funds. As of September 1, 2003, the Adviser owned of record 100% of the shares of the Funds. Accordingly, as of September 1, 2003, the Adviser owned a controlling interest in each of the Funds. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.

     Management Ownership. As of September 1, 2003, StateTrust Capital, Adviser to the Funds, owned [32.24%] of the outstanding shares of Class A share of each of the Global Fixed Income Fund, [18.15%] of the Large Cap Fund and [20.38%] of the Small/Mid Cap Fund.

     Code of Ethics. The Trust, the Adviser and the Distributor have adopted a combined Code of Ethics under Rule 17j-1 of the 1940 Act that governs the conduct of employees of the Trust, the Adviser and the Distributor who may have access to information about the Fund's securities transactions. The Code recognizes that such persons owe a fiduciary duty to the Funds' shareholders and must place the interests of shareholders ahead of their interests. Among other things, the Codes require pre-clearance of certain personal securities transactions; certain blackout periods for personal trading of securities which may be considered for purchase or sale by a Fund or other Advisory clients; annual and quarterly reporting of personal securities holdings; and limitations on personal trading of initial public offerings. Violations of the Code is subject to review by the Trustees and could result in severe penalties. The Code of Ethics adopted by the Trust on behalf of the Funds , its investment adviser and principal underwriter is on public file with, and are available from, the Securities and Exchange Commission.

                      PURCHASES, REDEMPTIONS, AND EXCHANGES

     Purchases and redemptions of shares of the Funds may be made on any day the New York Stock Exchange is open for business. Currently, the following holidays are observed by the Trust: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the portfolio securities is not reasonably practicable, or for such periods as the SEC may by order permit. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the New York Stock Exchange, the Adviser, the Distributor, and/or the Custodian are not open for business.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Funds intend to distribute to shareholders of the Funds on an annual basis, substantially all of such respective periods' investment company taxable income, if any, for each respective Fund. Such distributions generally will be taxable to shareholders as ordinary income for federal income tax purposes. Since each Fund is treated as a single entity for Federal income tax purposes, the performance of one Fund will have no effect on the income tax liability of shareholders of another Fund.

     Upon a redemption or other disposition of shares of a Fund, a shareholder will generally recognize gain or loss in an amount equal to the difference between the amount realized and the shareholder's tax basis in such shares. Generally, such gain or loss will be capital gain or loss, if the shares are held as capital assets and will be long-term capital gain or loss if the shareholder's holding period for such shares exceeds one year.

     Capital gains, if any, realized by each of the Funds during their fiscal year will be distributed to the respective shareholders shortly after the end of such fiscal year. Distributions of the Funds' net capital gain, when designated as such, will be taxable to shareholders as long-term capital gain, regardless of how long the shareholders have held their shares.

     Each income dividend and capital gains distribution, if any, declared by the Funds on the outstanding shares of any Fund will, at the election of each shareholder, be paid in cash or reinvested by crediting the shareholder's account in additional full and fractional shares of that Fund at the net asset value as of the close of business on the date identified for reinvestment. Such distributions, to the extent they would otherwise be taxable, will be taxable to shareholders regardless of whether paid in cash or reinvested in additional shares. An election to receive dividends and distributions in cash or shares is made at the time of the initial investment and may be changed by notice received by the Funds from a shareholder at least 30 days prior to the record date for a particular dividend or distribution on shares of each Fund. If you elect to receive your dividends in cash and the dividend checks sent to you are returned "undeliverable" to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks. There is no charge in connection with the reinvestment of dividends and capital gains distributions.

     For Federal income tax purposes, dividends that are declared by a Fund in October, November or December of any year and payable to shareholders of record on a specified date in such a month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year in which they were declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

     Shareholders will be advised annually as to the Federal tax status of dividends and capital gains distributions made by each Fund for the preceding year.

     There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any gains. The amount of any dividend or distribution paid by each Fund depends upon the realization by the Fund of income and capital gains from that Fund's investments. All dividends and distributions will be made to shareholders of a Fund solely from assets of that Fund.

     Payment (either in cash or in portfolio securities) received by a shareholder upon redemption of his shares, or an exchange of shares in one Fund for shares in another Fund, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or losses) depending upon the shareholder's holding period and basis in respect of shares redeemed. Any loss realized by a shareholder on the sale of Fund shares held for six months or less will be treated for Federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the shareholder with respect to such shares. Note that any loss realized on the sale of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before the disposition of such shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so that it will not be liable for Federal income taxes to the extent that its net taxable income and net capital gains are distributed to shareholders. Accordingly, each Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or other foreign currencies, or other income (including but not limited to gains from futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs) or of two or more issuers which the Fund controls and which are engaged in the same or related trades or businesses. Foreign currency gains that are not 'directly related' to the Fund's principal business of investing in stock or securities may be excluded by Treasury Regulations from income that counts toward the 90% of gross income requirement described above. The Treasury Department has not yet issued any such regulations. In 2002, the Fixed Income Fund (now the Global Fixed Income Fund) failed to qualify as a diversified investment company. The Fund intends to qualify in 2003.

     A dividend or capital gains distribution with respect to shares of any Fund held by a tax-deferred or qualified retirement plan, such as an IRA, Keogh Plan or corporate pension or profit sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

     As a regulated investment company, each Fund will not be subject to Federal income tax on income and gains distributed to shareholders if it distributes at least 90% of its investment company taxable income to shareholders each year but will be subject to tax on its income and gains to the extent that it does not distribute to its shareholders an amount equal to such income and gains. In addition, each Fund will be subject to a nondeductible 4% excise tax on the excess, if any, of certain required distribution amounts over the amounts actually distributed by that Fund. To the extent practicable, each Fund intends to make such distributions as may be necessary to avoid this excise tax.

     Some of the investment practices of each Fund are subject to special provisions that, among other things, may defer the use of certain losses of such Funds and affect the holding period of the securities held by the Funds and, particularly in the case of transactions in or with respect to foreign currencies, and in the case of certain hedges or appreciated securities, the character of the gains or losses realized. These provisions may also require the Fund to mark-to-market some of the positions in their respective portfolios (i.e., treat them as if they were closed out), which may cause such Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualification as a regulated investment company and for avoiding income and excise taxes. Each Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     Each Fund is required to withhold and remit to the U.S. Treasury 31% of the dividends, capital gain distributions or the proceeds of any redemptions or exchanges of shares with respect to any shareholder who fails to furnish the Funds with a correct taxpayer identification number, who under-reports dividend or interest income or who fails to certify to the Funds that he or she is not subject to such withholding. An individual's tax identification number is his or her social security number.

     The foregoing is only a brief summary of some of the material U.S. federal income tax considerations generally relating to an investment in the Funds. It is based upon the Code, applicable Treasury regulations and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof and which are subject to change, possibly with retroactive effect. This summary is directed to investors who are U.S. persons (as determined for U.S. federal income tax purposes) and does not purport to discuss all of the income tax consequences applicable to the Funds or to all categories of investors, some of whom may be subject to special rules (including dealers in securities, insurance companies, non-U.S. persons and tax-exempt entities). Investors are urged to consult their tax advisers regarding the specific U.S. federal income tax consequences of an investment in the Funds, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

                             PORTFOLIO TRANSACTIONS

     Subject to the general supervision of the Board of Trustees of the Funds, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Funds. Portfolio transactions for the Funds are normally effected by brokers.

     The Funds have no obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Funds to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one broker or dealer, the Adviser may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of their investment advisory accounts, and accordingly, not all such services may be used by the Adviser in connection with the Funds. If a Fund determines in good faith that the amount of transaction costs charged by a broker or dealer is reasonable in relation to the value of the brokerage and research and statistical services provided by the executing broker or dealer, the Fund may utilize such broker or dealer although the transaction costs of another broker or dealer are lower. The supplemental information received from a broker or dealer is in addition to the services required to be performed by the Adviser under the Investment Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information.

     Neither the Funds, nor the Adviser on behalf of the Funds have entered into agreements or understandings with any broker or dealer regarding the placement of securities transactions. Because of research or information to the Adviser for use in rendering investment advice to the Funds, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Funds. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

     The investment information provided to the Adviser is of the types described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through which the Funds effect securities transactions are used by the Adviser in carrying out their investment management responsibilities with respect to all their client accounts but not all such services may be utilized by the Adviser in connection with the Funds.

     The Funds may deal in some instances in equity securities which are not listed on an exchange but are traded in the over-the-counter market. Where transactions are executed in the over-the-counter market, the Funds seek to deal with the primary market-makers, but when necessary in order to obtain the best price and execution, it utilizes the services of others. In all cases, the Funds will attempt to negotiate best execution.

                               PORTFOLIO TURNOVER

     Each Fund's average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. At the year ended November 30, 2002, the portfolio turnover rates for the Large Cap Fund, Small/Mid Cap Fund and Global Fixed Income Fund were 298%, 9% and 148% respectively.

                       INVESTMENT PERFORMANCE INFORMATION

     Each  Fund  may  furnish   data  about  its   investment   performance   in
advertisements, sales literature and reports to shareholders. "Total return" represents the change in value of $1,000 invested at the maximum public offering price for a period assuming reinvestment of all dividends and distributions.

     Quotations of average annual total return will reflect only the performance of an investment in any Fund during the particular time period shown. Each Fund's total return and current yield may vary from time to time depending on market conditions, the compositions of its portfolio and operating expenses. These factors and possible differences in the methods used in calculating yield should be considered when comparing each Fund's current yield to yields published for other investment companies and other investment vehicles. Average annual total return and yield should also be considered relative to change in the value of each Fund's shares and the risks associated with each Fund's investment objectives, policies and risk considerations. At any time in the future, average annual total returns and yield may be higher or lower than past total returns and yields and there can be no assurance that any historical return or yield will continue.

     From time to time evaluations of performance are made by independent sources that may be used in advertisements concerning each Fund. These sources include Lipper, Inc., Weisenberger Investment Company Service, Barron's, Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance, Bank Rate Monitor, Morningstar and The Wall Street Journal.

     In connection with communicating its yield or average annual total return to current or prospective shareholders, each Fund may also compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Average Annual Total Returns
     Quotations of each Fund's average annual total return will represent the average annual compounded rate of return of a hypothetical investment in each Fund over periods of 1, 5, and 10 years (or up to the life of each Fund), and are calculated pursuant to the following formula:

                    Average Annual Total Return = P(1+T)n=ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the redeemable value at the end of the period of a $1,000 payment made at the beginning of the period). All average annual total return figures will reflect the deduction of Fund expenses (net of certain expenses reimbursed by the Adviser) on an annual basis, and will assume that all dividends and distributions are reinvested.
    Average Annual Total Return - After Taxes on Distributions = P(1+T)n=ATVD

(where P = a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions), n = the number of years and ATVD = the redeemable value at the end of the period of a $1,000 payment made at the beginning of the period, after taxes on Fund distributions but not after taxes on redemption. )

The Funds that compute their average annual total return - after taxes on distributions and redemptions for a class of shares do so by determining the average annual compounded rate of return after taxes on distributions and sale of Fund shares during specified periods that equates the initial amount invested to the ending value after taxes on Fund distributions and redemptions according to the following formula:

         Average Annual Total Return - After Taxes on Distributions and
                     Sale of Fund Shares = P(1+T)^n = ATVDR

(where P = a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions and sale of Fund shares), n = the number of years and ATVDR = the redeemable value at the end of the period of a $1,000 payment made at the beginning of the period, after taxes on Fund distributions and sale of Fund shares.)

The Funds that compute their aggregate total returns over a specified period do so by determining the aggregate compounded rate of return during such specified period that likewise equates over a specified period the initial amount invested to the ending redeemable value of such investments. The formula for calculating aggregate total return is as follows:

                       Aggregate Total Return = (ERV) - 1
                                                 ---      P

(where ERV = the redeemable value at the end of the period of a $1,000 payment made at the beginning of the period and P= a hypothetical initial payment of $1,000.)

The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. Such calculations are not necessarily indicative of future results and do not take into account Federal, state and local taxes that shareholders must pay on a current basis.

Since performance will fluctuate, performance data for the Funds should not be used to compare an investment in the Funds' shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

     Yields of the Ashport Global Fixed Income Fund.

     The yield of the Global Fixed Income Fund is calculated by dividing the net investment income per share (as described below) earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

     This calculation can be expressed as follows:

                            YIELD = 2[(a-b + 1)^6 - 1]
                                       Cd

(where a=dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends and d = maximum offering price per share on the last day of the period.)

     For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by the Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on any debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation held by that Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

     Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per capital share (variable "d" in the formula).

     Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original discount (market premium), the yield to maturity is based on the market value.

                              FINANCIAL STATEMENTS

     The Trust's financial statements for the fiscal year ended November 30, 2002 including the Report of Kaufman, Rossin and Company, independent accountants are incorporated by reference to the Trust's Annual Report. The Trust's Annual Report is available upon request and without charge. The Trust's unaudited financial statements for the six-month period ended May 31, 2003 are provided herein.

                               GENERAL INFORMATION

Organization and Capitalization

     The Trust was formed May, 2001, as a 'business trust' under the laws of the Commonwealth of Massachusetts.

     The Agreement and Declaration of Trust provides that no Trustee, officer, employee or agent of the Funds is liable to the Funds or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Funds, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. It also provides that all third parties shall look solely to the property of a Fund or the property of such appropriate Fund for satisfaction of claims arising in connection with the affairs of a Fund. With the exceptions stated, the Agreement and Declaration of Trust permits the Trustees to provide for the indemnification of Trustees, officers, employees or agents of the Funds against all liability in connection with the affairs of the Funds.

     All shares of the Funds when duly issued will be fully paid and non-assessable. The Trustees are authorized to re-classify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional Funds with different investment objectives, policies, risk considerations or restrictions, may create additional series or classes of shares. Any issuance of shares of such additional series would be governed by the 1940 Act and the laws of the Commonwealth of Massachusetts.

     Each share held entitles the shareholder of record to one vote. Where a matter pertains solely to one or more Funds, only the shareholders of such Fund or Funds will be entitled to vote. As a Massachusetts Business Trust, the Trust is not required to hold annual meetings of shareholders, and does not intend to hold such meetings, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders by a vote of two-thirds of the outstanding shares of the Trust at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

     Where the Trust's Prospectus or Statement of Additional Information state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of: (i) 67% or more of the affected Fund's shares present at a meeting of the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the affected Fund's outstanding shares, whichever is less.

Additional Information

     This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Funds with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

                                   APPENDIX A
                             DESCRIPTION OF RATINGS

     The following descriptions of corporate bond ratings have been published by Moody's Investor Services and Standard and Poors Corporation ("S&P").

COMMERCIAL PAPER RATINGS

     S&P:

     Commercial paper rated A-1 or better by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; and basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

     MOODY'S:

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

RATINGS OF CORPORATE BONDS

S&P

     AAA--Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A--Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

     BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB--Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

     B--Bonds rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

     CCC--Bonds rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

     CC--The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

     C--The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.

     D--Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     S&P's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

MOODY'S

     Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issuers.

     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa--Bonds which are rated Caa are of poor standing. Such issuers may be in default or there may be present elements of danger with respect to principal or interest.

     Ca--Bonds which are rated Ca present obligations which are speculative in a
high   degree.   Such  issuers  are  often  in  default  or  have  other  marked shortcomings.

     C--Bonds which are rated C are the lowest rated class of bonds, and issuers so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

The Year In Review
------------------

The year ended November 30th, 2002 was not easy to navigate. A number of events provided a set of conditions that underminded the performance and valuation of the corporate sector in the U.S. We will highlight three macro trends that provided a difficult business and investment environment:

  I - A market that continued to be over valued based on current multiples and decelerating earnings growth. II - Investors finally came to the realization that the level of corporate transparency and regulatory oversite was compromised.

III - The aftermath and aftershock effects of Sept. 11th made many investors feel that the corporate risk return profile had changed and needed to be reassessed.

The shock of those attacks had a negative effect on the insurance and travel industries and to some degree it slowed down the velocity of money therefore affecting the Financial Services Sector. We saw GDP (Growth Domestic Product) year over year growth go from a high of 5% in 2000 to a low of negative year over year growth not seen since the recession of 1991. We began to see a mild recovery after the slow and shallow recession of 2001 and we managed to climb back to a growth rate slightly over 2%. In the meantime 2002 provided us with perhaps the slowest increase in CPI (Consumer Price Index) in four years taking the rate of inflation year over year to slightly under 2%. We saw consumer confidence drop to 80 a lower number than the one seen after September 11th and not seen in the previous five years. The ISM non-manufacturing index came back from its lowest point in five years of a little under 40 to a level that reflects a more normal environment and stayed most of the year between 50 and 55, an acceptable level though not great. The change in average Hourly Earnings percentage year over year remained positive at a little under 3% although it decreased for most of the year. This positive level was one of the reasons why consumers were able to maintain a relatively acceptable purchasing power. Auto sales remained strong driven mainly by rebates and discounts. As far as the federal reserve is concerned, they have been quite active adding liquidity to the market by lowering the fed funds rate to levels not seen in 40 years. Rates were dropped 12 times in 2 years. These rate drops have been geared to reduce the possibility of a double dip recession.

The Banking and the Real Estate sectors remained relatively strong. The banking sector maintained a good level of profitability due to the massive refinancing taking place in the housing sector as well as a strong year in new home sales. We saw the Dow Jones fall 7.84% the 12 month period ending November 29th, 2002 the S&P 500 fell 16.51% ending November 29th, 2002, the NASDAQ fell 23.11% for the same period.

Portfolio Matters
-----------------

Our Mid - Cap portfolio has out-performed from its inception to November 30th, 2002 at a rate of -1.3% versus a benchmark (S&P Mid Cap 400) that was down 8.62% led by an overweight positions in the consumer cyclical, consumer staple and health care sector as well as substantial underweight position in the Technology Sector.

Our Large Cap Portfolio has performed at a rate of -23.77% for the period since inception to November 30th, 2002 versus an index (S&P 500 Growth) that was down for the same period, 19.4%. Corporate scandal and our overweight position for most of the year in the technology sector were two of the main elements that drove down our performance.

Our Fixed Income Portfolio has performed at a rate of -3.13% for the period since inception to November 30th, 2002 versus a Lehman US aggregate bond index 8.03%. We were affected negatively by TYCO's well known fraudulent corporate behavior and a high exposure to the automotive transportation sector.

The Ashport Funds hope for the 2003 year is that the market will strengthen and our funds will provide good investments for shareholders.

Jose Luis Turnes                          David Vurgait
Portfolio Manager                         President - Ashport Funds

                                                            ASHPORT MUTUAL FUNDS
--------------------------------------------------------------------------------

                                                            FINANCIAL STATEMENTS

                               For The Period From Inception (December 20, 2001)

                                                       Through November 30, 2002

C O N T E N T S
                                                                          Page
--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT                                                1

FINANCIAL STATEMENTS

      Statements of Assets and Liabilities                                  2

      Schedules of Investments                                            3 - 6

      Statements of Operations                                              7

      Statements of Changes in Net Assets                                   8

      Financial Highlights                                                  9

      Notes to Financial Statements                                      10 - 14

INDEPENDENT AUDITORS' REPORT ON INTERNAL CONTROL                           15

               2699 south bayshore drive
               miami, florida  33133

               305  858 5600
               305  856 3284  fax

               www.kaufmanrossin.com

               INDEPENDENT AUDITORS' REPORT
               -----------------------------------------------------------------

               To the Stockholders and Board of Directors
               Ashport Mutual Funds

               We have audited the statements of assets and liabilities, including the schedules of investments, of Ashport Mutual Funds (a Massachusetts Business Trust) (the "Trust") comprising the Large Cap Series, Small/Mid Cap Series and Fixed Income Series as of November 30, 2002, and the related statements of operations, changes in net assets, and the financial highlights for the period from inception (December 20, 2001) through November 30, 2002. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

[LOGO] We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

               In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Ashport Mutual Funds, as of November 30, 2002, the results of their operations, changes in their net assets, and their financial highlights for the period from inception (December 20, 2001) through November 30, 2002, in conformity with accounting principles generally accepted in the United States of America.


                                                  /s/ Kaurman Rossin & Co.

               Miami, Florida
               December 26, 2002

               m i a m i   o   f t. l a u d e r d a l e   o   b o c a  r a t o n

ASHPORT MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
NOVEMBER 30, 2002
-----------------------------------------------------------------------------------------

                                         Large Cap      Small/Mid Cap     Fixed Income
ASSETS                                    Series            Series           Series
-----------------------------------------------------------------------------------------
Investment in securities, at value
   (cost $8,800, $44,360, $13,333,
   respectively) (Note 4)              $      9,087      $    44,912      $    13,330
Cash and cash equivalents                    35,081            7,464           19,071
Receivable for investment
securities sold                               2,408                -                -
Excess expense reimbursement due
   from investment advisor (Note 3)          22,275           22,139           21,941
Dividends and interest receivable                 3                5              586
-----------------------------------------------------------------------------------------

      Total assets                     $     68,854      $    74,520      $    54,928
-----------------------------------------------------------------------------------------

LIABILITIES
-----------------------------------------------------------------------------------------

Payable for investment securities
   purchased                           $     11,208      $         -      $         -
Due to investment advisor (Note 3)           23,248           23,345           23,060
Due to distributor (Note 3)                      71               87               80
-----------------------------------------------------------------------------------------

      Total liabilities                $     34,527      $    23,432      $    23,140
-----------------------------------------------------------------------------------------

NET ASSETS (Equivalent to $7.53,
   $9.83, $9.54 per share,
   respectively)                       $     34,327      $    51,088      $    31,788
-----------------------------------------------------------------------------------------

   Net assets consist of the following:
   Capital stock, Class A, $.01 par
      value; unlimited shares
      authorized; 4,559.225 shares
      issued and outstanding           $         45      $         -      $         -
   Capital stock, Class A, $.01 par
      value; unlimited shares
      authorized; 5,195.602 shares
      issued and outstanding                      -               52                -
   Capital stock, Class A, $.01 par
      value; unlimited shares
      authorized; 3,333.333 shares
      issued and outstanding                      -                -               33
   Additional paid-in capital                41,763           51,081           33,300
   Undistributed net investment
      income (loss)                  (          728)   (       1,045)             713
   Undistributed net realized gain
      (loss) on investments          (        7,040)             448    (       2,231)
   Net unrealized gain (loss) on
      investments                               287              552    (          27)
-----------------------------------------------------------------------------------------

      Total                            $     34,327      $    51,088      $    31,788
-----------------------------------------------------------------------------------------

                             See accompanying notes.

ASHPORT MUTUAL FUNDS
SCHEDULE OF INVESTMENTS - Large Cap Series
NOVEMBER 30, 2002
------------------------------------------------------------------------------------------

 Shares or
 Principal
   Amount                   Description                              Value
------------------------------------------------------------------------------------------
             COMMON STOCKS - 26.47%

             AUTOMOTIVE- 4.04%
       122      Ford                                                       $      1,388

             CONSUMER GOODS - 5.48%
        18      Philip Morris                            $        679
       260      Solectron Corp                                   1,201            1,880
                                                       ------------------

             CONSUMER SERVICES - 2.01%
        29      Safeway Inc.                                                        690

             FINANCIAL CONGLOMERATES - 9.97%
        69      JP Morgan Chase                                  1,737
        48      Wachovia Corp.                                   1,687            3,424
                                                       ------------------

             INTERNET - 1.72%
        36      America Online Inc.                                                 590

             SOFTWARE - 3.25%
       260      Sun Microsystems                                                  1,115
------------------------------------------------------------------------------------------

                  Total Common Stocks (Cost $8,800)                        $      9,087
==========================================================================================

                             See accompanying notes.

ASHPORT MUTUAL FUNDS
SCHEDULE OF INVESTMENTS - Small/Mid Cap Series
NOVEMBER 30, 2002
------------------------------------------------------------------------------------------

 Shares or
 Principal
   Amount                   Description                              Value
------------------------------------------------------------------------------------------
             COMMON STOCK - 87.92%

             BEVERAGES - 3.93%
        70      Pepsi Bottling Group                                       $      2,010

             BIOTECHNOLOGY - 0.65%
         7      Amgen Inc.                                                          330

             CONGLOMERATE - 4.06%
        35      Mcgraw-Hill Company                                               2,075

             CONSUMER DURABLE - 6.05%
        64      Bed Bath & Beyond                         $      2,220
        79      Flextronics                                        870            3,090
                                                       ------------------

             CONSUMER NON-DURABLE - 3.72%
        83      Fresh Del Monte                                                   1,901

             CONSUMER SERVICES - 18.07%
        10      Alberto Culver Co.                                 495
        55      Corporate Exec Board                             1,815
        49      H&R Block Inc.                                   1,878
        32      Polaris Industries                               2,074
        30      Sunrise Assisted Living                            841
        57      Waste Connections                                2,127            9,230
                                                       ------------------

             ENERGY - 4.58%
        70      BJ Services Co.                                                   2,341

             FINANCIAL CONGLOMERATE - 12.49%
        48      Brown & Brown                                    1,652
        72      Federated Investors                              1,948
        81      Kirby Corporation                                2,049
        23      SEI Investment                                     733            6,382
                                                       ------------------

             FOOD - 11.87%
        95      Darden Restaurants                               2,055
       189      Ryans Family Steakhouse                          2,054
        90      Starbucks Corp.                                  1,957            6,066
                                                       ------------------

                             See accompanying notes.

ASHPORT MUTUAL FUNDS
SCHEDULE OF INVESTMENTS - Small/Mid Cap Series
NOVEMBER 30, 2002
------------------------------------------------------------------------------------------

 Shares or
 Principal
   Amount                   Description                              Value
------------------------------------------------------------------------------------------
             HEALTH CARE SERVICES - 9.58%
         9      Quest Diagnostics                         $        502
        11      Stryker Corp.                                      680
        20      Cooper Compan                                      562
        25      Coventry Health Care                               719
        34      Laboratory Corp.                                   816
        25      Pharmaceutical Prod                                749
        15      Renal Care Group Inc.                              470
         6      Wellpoint Health                                   395     $      4,893
                                                       ------------------

             MEDICAL SPECIALTIES - 0.99%
        12      Patterson Dental Co.                                                504


             PHARMACEUTICALS - 2.23%
       187      First Pharmaceutical                                              1,139

             TECHNOLOGY - 1.48%
       157      Sanmina Corp.                                                       754

             TELECOMMUNICATIONS - 5.75%
       147      Cadence Design Systems                           2,120
        12      Onmicom Group                                      817            2,937
                                                       ------------------

             TRANSPORTATION - 2.47%
        12      Northrop Grumnam                                                  1,260
------------------------------------------------------------------------------------------

                  Total common stocks (cost $44,360)                       $     44,912
==========================================================================================

                             See accompanying notes.

ASHPORT MUTUAL FUNDS
-----------------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS - Fixed Income Series
NOVEMBER 30, 2002

 Shares or
 Principal
   Amount                           Description                              Value
-----------------------------------------------------------------------------------------
             BONDS - 42%

             AUTOMOTIVE - 42%
   $13,000      Daimler Chrysler, 5.75%, dated 8/16/01, due 8/15/06       $    13,330
-----------------------------------------------------------------------------------------

             Total bonds (cost $13,333)                                   $    13,330
==========================================================================================

                             See accompanying notes.

ASHPORT MUTUAL FUNDS
STATEMENTS OF OPERATIONS
FOR THE PERIOD FROM INCEPTION (DECEMBER 20, 2001) THROUGH NOVEMBER 30, 2002
------------------------------------------------------------------------------------------

                                         Large Cap       Small/Mid Cap     Fixed Income
                                           Series           Series            Series
------------------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                            $       317       $       248      $       258
   Interest                                       -                 -            1,653
------------------------------------------------------------------------------------------
      Total income                              317               248            1,911
------------------------------------------------------------------------------------------

EXPENSES
   Investment advisory fees (Note 3)            353               436              154
   Administration fees (Note 3)                  68                81               77
   Distribution (12b-1) fees (Note 3)            71                87               80
   Directors fees (Note 3)                    2,000             2,000            2,000
   Custody fees                               3,688             3,688            3,688
   Insurance                                    525               525              525
   Printing                                   5,875             5,875            5,875
   Professional fees                         10,740            10,740           10,740
------------------------------------------------------------------------------------------
      Total expenses                         23,320            23,432           23,139
------------------------------------------------------------------------------------------
      Fees waived (Note 3)            (      22,275)   (      22,139)    (      21,941)
------------------------------------------------------------------------------------------
         Net expenses                         1,045            1,293             1,198
------------------------------------------------------------------------------------------

INVESTMENT INCOME (LOSS) - NET        (         728)   (       1,045)              713
------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
   Net realized gain (loss) on
      investments                     (       7,040)              448    (       2,231)
   Change in unrealized gain (loss)
      on investments                            287               552    (          27)
------------------------------------------------------------------------------------------

NET GAIN (LOSS) ON INVESTMENTS        (       6,753)            1,000    (       2,258)
------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                    ( $     7,481)   ( $        45)    ( $     1,545)
==========================================================================================

                             See accompanying notes.

ASHPORT MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM INCEPTION (DECEMBER 20, 2001) THROUGH NOVEMBER 30, 2002
------------------------------------------------------------------------------------------

                                               Large Cap    Small/Mid Cap   Fixed Income
                                                 Series         Series         Series
------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS:
   Investment income (loss) - net            ( $     728)   ( $   1,045)     $     713
   Net realized gain (loss) on investments   (     7,040)           448    (     2,231)
   Change in unrealized gain (loss) on
       investments                                   287            552    (        27)
------------------------------------------------------------------------------------------
      Net decrease in net assets resulting   (     7,481)   (        45)   (     1,545)
         from operations

CAPITAL SHARE TRANSACTIONS (NOTE 2)               41,808         51,133         33,333
------------------------------------------------------------------------------------------

TOTAL INCREASE IN NET ASSETS, REPRESENTING
  NET ASSETS AT
  END OF PERIOD                                $  34,327      $  51,088      $  31,788
==========================================================================================

                             See accompanying notes.

ASHPORT MUTUAL FUNDS
FINANCIAL HIGHLIGHTS
FOR THE PERIOD FROM INCEPTION (DECEMBER 20, 2001) THROUGH NOVEMBER 30, 2002
------------------------------------------------------------------------------------------

                                               Large Cap    Small/Mid Cap  Fixed Income
                                                Series         Series         Series
------------------------------------------------------------------------------------------

 PER SHARE OPERATING PERFORMANCE
   Net asset value, beginning of period       $    10.00     $    10.00     $    10.00
------------------------------------------------------------------------------------------
   Operations:
      Net investment income (loss)           (      0.16)   (      0.20)          0.21
      Net realized and unrealized gain
         (loss) on investments               (      2.31)          0.03    (      0.67)
------------------------------------------------------------------------------------------
      Total to operations                    (      2.47)   (      0.17)   (      0.46)
------------------------------------------------------------------------------------------

      Net asset value, end of period          $     7.53     $     9.83     $     9.54
------------------------------------------------------------------------------------------

      Total return (loss)1                   (     24.70%)  (      1.70%)  (      4.60%)
------------------------------------------------------------------------------------------

 RATIOS AND SUPPLEMENTAL DATA

   Net assets, end of period                  $   34,327     $   51,088     $   31,788
------------------------------------------------------------------------------------------

   Ratio of expenses before excess expense
     reimbursement to average net assets2          87.30%         70.92%         75.61%
   Ratio of excess expense reimbursement to
     average net assets 2                    (     83.38%)  (     67.01%)  (     71.69%)
------------------------------------------------------------------------------------------

   Ratio of expenses to average net assets 2        3.92%          3.91%          3.92%
------------------------------------------------------------------------------------------

   Ratio of investment income (loss) - net
     to average net assets                   (      2.73%)  (      3.16%)         2.33%
------------------------------------------------------------------------------------------

   Portfolio turnover rate                           298%             9%           148%
------------------------------------------------------------------------------------------

--------------------------
  1  Sales fees are not reflected and total return is not annualized.
  2  Annualized

                             See accompanying notes.

ASHPORT MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
NOTE 1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

          ORGANIZATION AND RELATED MATTERS

          Ashport Mutual Funds (the "Trust") is a Massachusetts business trust consisting of three separate series (the "Series", "Portfolios" or "Funds"): (1) Ashport Large Cap Fund (2) Ashport Small/Mid Cap Fund, and (3) Ashport Fixed Income Fund. Each of the Series operates as an independent mutual fund, issuing and redeeming shares for capital activity and investing in varying types of financial instruments based on the investment objectives of each Portfolio.

          The Trust was formed in Massachusetts on May 24, 2001, and began operations on December 20, 2001. The Portfolios are registered with the Securities and Exchange Commission under Section 8(a) of The Investment Company Act of 1940 and under the Securities Act of 1933, as open-end management investment companies.

          The Funds' custodian is Wachovia (formerly First Union National Bank), based in Philadelphia, Pennsylvania.

          SECURITY VALUATION

          Investments in securities traded on a national securities exchange are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Securities for which quotations are not readily available are valued at fair value as determined by the Trustees of the Funds.

          INCOME RECOGNITION

          Security transactions are recorded on the trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities.

          DEPOSITS WITH FINANCIAL INSTITUTIONS

          The Fund may, during the course of its operations, maintain account balances with financial institutions in excess of federally insured limits.

--------------------------------------------------------------------------------
NOTE 1.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
--------------------------------------------------------------------------------

          USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

          INCOME TAXES

          The Funds intend to qualify as "regulated investment companies" and as such (and by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended) are not subject to federal income tax on taxable income (including realized capital gains) that is distributed to stockholders.

          The Trust has adopted a November 30th year-end for federal income tax purposes.

--------------------------------------------------------------------------------
NOTE 2.   CAPITAL STRUCTURES AND SHARE TRANSACTIONS
--------------------------------------------------------------------------------

          THE PORTFOLIOS

          The Portfolios are each comprised of an unlimited number of $0.01 par value "Class A" and "Class C" shares. Each class of shares is subject to varying fees as detailed in Note 3. Additionally, after 8 years of being outstanding, "Class C" shares are automatically converted to "Class A" shares and assume the "Class A" share fee structure. Each Portfolio and class of shares has a $500 minimum initial investment and a $250 minimum on all subsequent investments.

          Shares of capital stock sold for the period from inception (December 20, 2001) through November 30, 2002, were as follows:

             Large Cap Series      Small/Mid Cap Series   Fixed Income Series
          ----------------------------------------------------------------------

             Shares      Amount     Shares      Amount     Shares     Amount
            4,559.225   $41,808    5,195.602   $51,133   3,333.333   $33,333
          ----------------------------------------------------------------------

          No shares were redeemed during the period.

          As of November 30, 2002, no "Class C" shares had been issued.

--------------------------------------------------------------------------------
NOTE 3.   TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

          StateTrust Capital, LLC (a registered investment adviser) has been appointed to serve as the investment adviser, administrator and transfer agent for all of the Portfolios. Additionally, StateTrust Investments, Inc., a registered broker-dealer, has been engaged to be the distributor of the Portfolios' shares. Both of these entities are related to the Trust and Portfolios by virtue of common management. Each Portfolio is responsible for its own direct expenses, however, the investment adviser has agreed to absorb all start-up and organizational costs of the Portfolios and to bear operating expenses of the Funds to the extent necessary to limit each Fund's annualized to 3.5%.

          INVESTMENT ADVISERY AGREEMENT

          The Investment  Adviser  Agreement  provides for annual advisery fees,
          accrued  each  calendar  day,   payable  monthly  in  arrears  to  the
          Investment Adviser, for advisery services, as follows:

          Ashport Large Cap Series -         1.25% (annualized) of average
                                               daily net assets
          Ashport Small/Mid Cap Series -     1.25% (annualized) of average
                                               daily net assets
          Ashport Fixed Income Series -      0.50% (annualized) of average
                                               daily net assets

          For the period from inception (December 20, 2001) through November 30, 2002, advisory fees amounted to $353, $436 and $154, respectively, which are included in "Due to investment adviser" in the accompanying statements of assets and liabilities. Additionally, as described in Expense Waiver and Reimbursement Agreement below, the Investment Adviser has agreed to bear operating expenses of the Fund to the extent necessary to limit the Funds' annualized expenses of each Fund to 3.5%.

          ADMINISTRATIVE SERVICES AGREEMENT

          The Administrative Services Agreement provides for administration fees equal to 0.25% per annum of the net asset value as of each valuation date, payable monthly in arrears to the Administrator, for financial, accounting and administrative services. For the period from inception (December 20, 2001) through November 30, 2002, administration fees amounted to $68, $81 and $77, respectively, which are included in "Due to investment adviser" in the accompanying statements of assets and liabilities.

          The Investment Adviser has a director in common with the Trust.

--------------------------------------------------------------------------------
NOTE 3.   TRANSACTIONS WITH AFFILIATES (Continued)
--------------------------------------------------------------------------------

          EXPENSE WAIVER AND REIMBURSEMENT AGREEMENT

          Pursuant to the Expense Waiver and Reimbursement Agreement and the Investment Agreement if the sum of all fees, charges and expenses is higher than 3.50% of the Net Asset Value of the Funds, the Investment Adviser shall reimburse the Fund such that the total expenses of the Fund minus the reimbursement are equal to 3.50%, annualized, of the average Net Asset Value of the Fund. Accordingly, the result of the Expense Reimbursement is to defer payment of the excess expenses until the investment company is financially able to bear them or, upon termination or expiration, to eliminate them entirely. Additionally, should the Fund achieve and maintain a sufficient asset level to support repayment of the excess expense reimbursement, an expense would be recorded in future periods equal to the amount of the excess expense reimbursement to the extent that amount will not cause the Fund to exceed the stated percentage expense limitation.

          TRANSFER AGENCY AGREEMENT

          StateTrust Capital, LLC serves as the Portfolios' transfer agent for no additional costs.

          DISTRIBUTION AGREEMENT

          StateTrust Investments, Inc. serves as the Portfolios' capital share distributor for each class of each Portfolio's common shares, and earns both up-front sales fees and 12b-1 fees. All "Class A" shares for each Portfolio are subject to a sales fee ranging from 2.25% - 4.75% depending on the amount of purchase, and all "Class C" shares of each Portfolio are subject to a sales fee of 1.00%. Additionally, all "Class A" shares and "Class C" shares for each Portfolio will be charged a 12b-1 Distribution fee of .25% and 1.00%, respectively, of the average daily net assets. Amounts owed to the Distributor for 12b-1 fees are reduced by the net amount of sales fees retained by the Distributor.

          Upon the termination of this agreement, the Funds shall pay to the Distributor such compensation that is prorated for that part of the month in which the agreement is in effect, as may be payable for the period prior to the effective date of such termination.

          Sales fees for the period from inception (December 20, 2001) through November 30, 2002 were waived by the Distributor for all sales of shares except for one transaction for the Large Cap Portfolio which amounted to $24.

          Distribution fees for the period from inception (December 20, 2001) through November 30, 2002 amounted to $71, $87 and $80, respectively, which are included in "Due to distributor" in the accompanying statements of assets and liabilities.

--------------------------------------------------------------------------------
NOTE 3.   TRANSACTIONS WITH AFFILIATES (Continued)
--------------------------------------------------------------------------------

          DIRECTORS FEES

          Each Director of the Trust who is not related to the investment adviser was paid $500 by the Trust for each meeting, and these costs were incurred by the respective Portfolios. For the period from inception (December 20, 2001) through November 30, 2002 directors fees amounted to $2,000 per Portfolio, which are included in "Due to investment adviser" in the accompanying statements of assets and liabilities.

--------------------------------------------------------------------------------
NOTE 4.   INVESTMENT IN SECURITIES
--------------------------------------------------------------------------------

          During the period from inception (December 20, 2001) through November 30, 2002, purchases and sales of investment securities were as follows.

                                     Large Cap    Small/Mid Cap   Fixed Income
                                       Series         Series         Series
          ----------------------------------------------------------------------

          Purchases                ( $  71,890)   ( $   2,958)   ( $  42,225)
          Sales                         64,850          3,406         39,994
          ----------------------------------------------------------------------

                                   ( $   7,040)     $     448    ( $   2,231)
          ----------------------------------------------------------------------

               2699 south bayshore drive
               miami, florida  33133

               305  858 5600
               305  856 3284  fax

               www.kaufmanrossin.com


               INDEPENDENT AUDITORS' REPORT ON INTERNAL CONTROL
               =================================================================


               To the Stockholders and Board of Directors
               Ashport Mutual Funds


               In planning and performing our audit of the financial statements of Ashport Mutual Funds for the period from inception (December 20, 2001) through November 30, 2002, we considered its internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on internal control.

               The management of Ashport Mutual Funds is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements for external purposes that are fairly presented in conformity with accounting principles generally accepted in the United States of America. Those controls include the safeguarding of assets against unauthorized acquisition, use or disposition.
[LOGO]
               Because of inherent limitations in internal control, error or fraud may occur and not be detected. Also, projection of any evaluation of internal control to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

               Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level, the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of November 30, 2002.

               This report is intended solely for the information and use of management and the Board of Directors of Ashport Mutual Funds and the Securities and Exchange Commission, and is not intended to be and should not be used by anyone other than these specified parties.

                                                  /s/ Kaurman Rossin & Co.

               Miami, Florida
               December 26, 2002


               m i a m i   o   f t. l a u d e r d a l e   o   b o c a  r a t o n

                                    FORM N-1A

                            PART C. OTHER INFORMATION

Item 23.  Exhibits:

     (a) Agreement and Declaration of Trust of Registrant is incorporated by reference to the Pre-Effective Amendment No. 1 to the Registration Statement.
     (b) By-Laws of Registrant are incorporated by reference to the Pre-Effective Amendment No. 1 to the Registration Statement. .
     (c)  Not applicable.
     (d) Form of Investment Advisory Agreement between State Trust Capital LLC and Registrant is incorporated by reference to the Pre-Effective Amendment No. 1 to the Registration Statement.
     (e) Form of Underwriting Agreement between State Trust Capital LLC and Registrant is incorporated by reference to the Pre-Effective Amendment No. 1 to the Registration Statement.
     (f)  Not applicable.
     (g) Custody Agreement is incorporated by reference to the Pre-Effective Amendment No. 1 to the Registration Statement.

     (h)  Other Material Contracts

          (1) Administration Agreement between Registrant and State Trust Capital LLC is incorporated by reference to the Pre-Effective Amendment No. 1 to the Registration Statement.

          (2) Transfer Agency Agreement is incorporated by reference to the Pre-Effective Amendment No. 1 to the Registration Statement.

     (i) Legal Opinion is incorporated by reference to the Pre-Effective Amendment No. 2 to the Registration Statement.

     (j)  Consent of the Independent Accountants is filed herein.

     (k)  Not applicable.

     (l)  Not applicable.

     (m) Rule 12b-1 Plan is incorporated by reference to the Pre-Effective Amendment No. 2 to the Registration Statement.
     (n)  Not applicable
     (o)  Code of Ethics
          (1) Combined Code of Ethics for the Funds, Investment Adviser and Distributor.
     (p) Rule 18f-3 Plan is incorporated by reference to the Pre-Effective Amendment No. 2 to the Registration Statement.

Item 24.  Persons Controlled by or Under Common Control with Registrant.

          The Registrant does not directly or indirectly control any person.

Item 25.  Indemnification

     SECTION 8.1 Trustees, Shareholders, etc. Not Personally Liable, Notice. The Trustees and officers of the Trust, in incurring any debts, liabilities or obligations, or in taking or omitting any other actions for or in connection with the Trust, are or shall be deemed to be acting as Trustees or officers of the Trust and not in their own capacities. No Shareholder shall be subject to any personal liability whatsoever in tort, contract or otherwise to any other Person or Persons in connection with the assets or the affairs of the Trust or of any Portfolio, and subject to Section 8.4 hereof, no Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever in tort, contract, or otherwise, to any other Person or Persons in connection with the assets or affairs of the Trust or of any Portfolio, save only that arising from his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or the discharge of his functions. The Trust (or if the matter relates only to a particular Portfolio, that Portfolio) shall be solely liable for any and all debts, claims, demands, judgments, decrees, liabilities or obligations of any and every kind, against or with respect to the Trust or such Portfolio in tort, contract or otherwise in connection with the assets or the affairs of the Trust or such Portfolio, and all Persons dealing with the Trust or any

Portfolio shall be deemed to have agreed that resort shall be had solely to the Trust Property of the Trust or the Portfolio Assets of such Portfolio, as the case may be, for the payment or performance thereof.

     The Trustees shall use their best efforts to ensure that every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer shall give notice that this Declaration is on file with the Secretary of The Commonwealth of Massachusetts and shall recite to the effect that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer, and not individually, and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, or the particular Portfolio in question, as the case may be, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually, or to subject the Portfolio Assets of any Portfolio to the obligations of any other Portfolio.

     Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: "Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue."

Item 26.  Business and Other Connections of Investment Adviser

All of the information required by this item is set forth in the Form ADV, as amended, of StateTrust Capital LLC (File No. 801- 56063). The following sections of Form ADV are incorporated herein by reference:

     (a) Items 1 and 2 of Part II
     (b) Section 6, Business Background, of each Schedule D.

Item 27.  Principal Underwriter - State Trust Securities

--------------------------------------------------------------------------------
Name:              Positions and Offices with      Positions and Offices with
                   Underwriter:                    Registrant:
--------------------------------------------------------------------------------
David Vurgait      President                       Trustee and President
--------------------------------------------------------------------------------
Jeffery Cimbal     Chief Compliance Officer        Trustee, COO, CFO
--------------------------------------------------------------------------------

        (c)
-----------

Item 28.  Location of Accounts and Records

     (a)State Trust Capital serves as the principal holder of records for the Registrant. The Declaration of Trust, by-laws, minute books and procedural information of the Registrant are in the physical possession of State Trust Capital LLC 800 Brickell Avenue, Suite 103, Miami, FL

     (b)All books and records required to be maintained by the custodian will be maintained by

               Wachovia, formerly First Union Bank
               123 South Broad Street
               Philadelphia, PA  19109

     (c)All books and record required to be maintained by the transfer agent and accounting agent are held at:

               State Trust Capital LLC
               800 Brickell Avenue, Suite 103
               Miami, FL  33131

Item 29.  Management Services.
               Not Applicable

Item 30.  Undertakings.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 4 to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to be signed on its behalf by the undersigned, thereto duly authorized in the City of Miami, and State of Florida on the 15th day of September, 2003. .

                                         Ashport Mutual Funds Trust
                                         Ashport Large Cap Fund
                                         Ashport Small/Mid Cap Fund
                                         Ashport Fixed Income Fund

                                         By: /s/David Vurgait
                                            -----------------
                                            Trustee and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Fund's Post-Effective Amendment No. 4 to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                                Date

                                         September 15, 2003
-----------------------------------------------------------
David Vurgait
-------------
Trustee and President of the Fund
                                         September 15,  2003
-----------------------------------------------------------
Jamie Maya
----------
Trustee
                                         September 15, 2003
-----------------------------------------------------------
W. Brian Barrett
----------------
Trustee
                                         September 15, 2003
-----------------------------------------------------------
Thomas R. Robinson
------------------
Trustee
                                         September 15,  2003
-----------------------------------------------------------
Jeffery Cimbal
--------------
Trustee

EXHIBIT INDEX

     (j) Consent of the Independent Accountants.